SUNAMERICA SERIES, INC.

Focused Fixed Income Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

May 5, 2011

Dear Shareholder:

You are cordially invited to attend a special joint shareholders meeting (the “Special Meeting”) of each of the Focused Fixed Income Strategy Portfolio (the “Fixed Income Strategy Portfolio”) and the Focused Fixed Income and Equity Strategy Portfolio (the “Fixed Income and Equity Strategy Portfolio” and together with the Fixed Income Strategy Portfolio, the “Portfolios” and each, a “Portfolio”), each a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), to be held on Tuesday, June 7, 2011. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on an important proposal affecting your Portfolio.

We are asking for your vote to approve a proposed reorganization of your Portfolio with the Focused Balanced Strategy Portfolio (the “Balanced Strategy Portfolio”), a series of the Corporation. In this reorganization, your Portfolio shares would, in effect, be exchanged for the same class of shares of the Balanced Strategy Portfolio with the same aggregate net asset value of the Portfolio shares that you currently hold. It is currently anticipated that the reorganization of each Portfolio should be effected on a tax-free basis for federal income tax purposes.

The reorganization of each Portfolio is being proposed because SunAmerica Asset Management Corp. (“SAAMCo”), each Portfolio’s and the Balanced Strategy Portfolio’s investment adviser, believes that shareholders of each portfolio will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the portfolios’ assets in the respective reorganizations, than by continuing to operate, in each case, the two portfolios separately. SAAMCo further believes that it is in the best interests of the Fixed Income Strategy Portfolio’s shareholders to combine the Portfolio’s assets with a portfolio with a better performance history (except in the case of the five-year period) and a lower expense structure. SAAMCo also believes that it is in the best interests of the Fixed Income and Equity Strategy Portfolio’s shareholders to combine the Portfolio’s assets with a portfolio with a better performance history and a lower expense structure. In SAAMCo’s opinion, the Balanced Strategy Portfolio’s investment objectives and strategies make it a compatible portfolio within the SunAmerica complex for a reorganization with each of the Portfolios. Each of the Fixed Income Strategy Portfolio, the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio follows a “fund of funds” strategy.

The Board of Directors of the Corporation has determined that the proposed reorganization of each of the Portfolios with the Balanced Strategy Portfolio is in the best interests of the relevant Portfolio and the Balanced Strategy Portfolio, respectively, and the interests of the relevant Portfolio’s and the Balanced Strategy Portfolio’s existing shareholders will not be diluted as a result of the applicable reorganization. If a reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect during the second quarter of 2011. Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter(s) on which you are being asked to vote; and

•

The Combined Prospectus/Proxy Statement, which provides detailed information on the Balanced Strategy Portfolio, the specific proposal relating to your Portfolio being considered at the Special Meeting, and why the proposal is being made.

I encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ John T. Genoy ___________________________
John T. Genoy
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the applicable reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve one or both of the following: (i) an agreement and plan of reorganization (a “Reorganization Agreement”) between SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), on behalf its series, the Focused Fixed Income Strategy Portfolio (the “Fixed Income Strategy Portfolio”), and the Corporation, on behalf of its series, the Focused Balanced Strategy Portfolio and (ii) a Reorganization Agreement between the Corporation, on behalf of its series, the Focused Fixed Income and Equity Strategy Portfolio (the “Fixed Income and Equity Strategy Portfolio” and together with the Fixed Income Strategy Portfolio, the “Target Portfolios” and each, a “Target Portfolio”), and the Corporation, on behalf of the Focused Balanced Strategy Portfolio (the “Balanced Strategy Portfolio” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”). The Balanced Strategy Portfolio pursues certain investment strategies that are compatible and similar to those of each of the Target Portfolios, including following a “fund of funds” strategy. If the proposed reorganization (“Reorganization”) relating to your Target Portfolio is approved and completed, an account at the Balanced Strategy Portfolio will be set up in your name, you will become a shareholder of the Balanced Strategy Portfolio, and your Target Portfolio will be terminated as a series of the Corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to your Target Portfolio and for a more complete description of the Balanced Strategy Portfolio.

Q:	How does the Board of Directors suggest that I vote?

A:	After careful consideration, the Board of Directors of the Corporation (the “Board of Directors”) on behalf of each Target Portfolio, has determined that each proposed Reorganization is in the best interests of the relevant Target Portfolio and the interests of the Target Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board of Directors has determined that shareholders of each Target Portfolio may benefit from (i) the possible operating efficiencies from the larger net asset size of the combined portfolio, (ii) the expectation that the combined portfolio will have a total annual fund operating expense ratio lower than that of each Target Portfolio, (iii) the compatibility of the underlying funds held by the Portfolios, and the compatibility and similarity of the investment strategies and risks of each Target Portfolio and the Balanced Strategy Portfolio, and (iv) being invested in a Portfolio with a better overall performance history.

Q:	How will the Reorganization affect me?

A:	If shareholders of a Target Portfolio approve the proposed Reorganization relating to their Portfolio, all the assets and liabilities of the Target Portfolio will be combined with those of the Balanced Strategy Portfolio, an account will be set up in your name at the Balanced Strategy Portfolio and you will receive shares of the Balanced Strategy Portfolio. You will receive the same class of shares of the Balanced Strategy Portfolio as you currently hold of your Target Portfolio. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Portfolio will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of a Reorganization, however, a shareholder of a Target Portfolio will hold a smaller percentage of ownership in the combined portfolio than he or she held in the Target Portfolio prior to the Reorganization.

Q:	In the Reorganization, will I receive shares of the Balanced Strategy Portfolio of the same class as the shares of the Target Portfolio that I now hold?

A:	Yes. You will receive shares of the Balanced Strategy Portfolio of the same class as the shares you own of your Target Portfolio.

Q:	Will I own the same number of shares of the Balanced Strategy Portfolio as I currently own of my Target Portfolio?

A:	No. You will receive shares of the Balanced Strategy Portfolio with the same aggregate net asset value as the shares of the Target Portfolio you own prior to the Reorganization relating to your Portfolio. However, the number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Portfolio and the Balanced Strategy Portfolio on the closing date. Thus, on the closing date, if the net asset value of a share of the Balanced Strategy Portfolio is lower than the net asset value of the corresponding share class of the relevant Target Portfolio, you will receive a greater number of shares of the Balanced Strategy Portfolio in the applicable Reorganization than you held in the Target Portfolio before the Reorganization. On the other hand, if the net asset value of a share of the Balanced Strategy Portfolio is higher than the net asset value of the corresponding share class of the relevant Target Portfolio, you will receive fewer shares of the Balanced Strategy Portfolio in the applicable Reorganization than you held in the Target Portfolio before the Reorganization. The aggregate net asset value of your Balanced Strategy Portfolio shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Portfolio shares immediately prior to the Reorganization.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any substantial way as a result of the Reorganization relating to your Target Portfolio, but you will be a shareholder of the Balanced Strategy Portfolio rather than of your Target Portfolio. The shareholder services available to you after the applicable Reorganization will be identical.

Q:	Who will advise the Balanced Strategy Portfolio once the Reorganizations are completed?

A:	As you know, each Target Portfolio is advised by SunAmerica Asset Management Corp. (“SAAMCo”). The Balanced Strategy Portfolio also is advised by SAAMCo and will continue to be advised by SAAMCo once the Reorganizations are completed.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization relating to your Target Portfolio. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Balanced Strategy Portfolio acquired by you in the Reorganization relating to your Target Portfolio will be measured from the earlier of the time (i) you purchased your Target Portfolio shares or (ii) you purchased your shares of any other fund advised by SAAMCo and subsequently exchanged them for shares of the Target Portfolio.

Q:	How does the operating expense ratio of the Balanced Strategy Portfolio compare to that of each Target Portfolio?

A:	Following the Reorganizations, the Balanced Strategy Portfolio’s total annual fund operating expense ratio is expected to be lower than the current total annual fund operating expense ratio for each Target Portfolio. In addition, the voluntary expense caps for the Balanced Strategy Portfolio are identical to those of each Target Portfolio.

Q:	What will I have to do to open an account in the Balanced Strategy Portfolio? What happens to my account if the Reorganization is approved?

A:

If the Reorganization relating to your Target Portfolio is approved, an account will be set up in your name and your shares automatically will be converted into shares of the Balanced Strategy Portfolio. We will send you written confirmation that this change has taken place. You will receive the same class of shares of the

Balanced Strategy Portfolio as you currently hold of your Target Portfolio. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Portfolio will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with a Reorganization. If you currently hold certificates representing your Target Portfolio shares, it is not necessary to surrender such certificates.

Q:	I have received other proxy statements from another portfolio in the SunAmerica complex. Is this a duplicate proxy statement and do I have to vote again?

A:	This is not a duplicate proxy statement. You are being asked to vote separately for each portfolio in which you own shares.

Q:	What happens if the Reorganization is not approved?

A:	If a Reorganization is not approved by shareholders of the relevant Target Portfolio, the Board of Directors may consider other alternatives. If no such suitable alternatives can be found, the Board of Directors may consider the liquidation of the Target Portfolio. Any such liquidation could be a taxable event for certain shareholders.

Q:	What happens if shareholders of one Target Portfolio approve their Reorganization, while shareholders of the other Target Portfolio do not?

A:	Each Reorganization is a separate transaction and is not dependent on the approval of the other Reorganization. Thus, if shareholders of one Target Portfolio approve the Reorganization relating to their Portfolio, their Portfolio will be reorganized, even if shareholders of the other Target Portfolio do not approve the Reorganization relating to their Portfolio.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	Each Reorganization is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If a Reorganization so qualifies, in general, the relevant Target Portfolio will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the Balanced Strategy Portfolio and the assumption of its liabilities by the Balanced Strategy Portfolio, or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the Balanced Strategy Portfolio in connection with the Reorganization.

While the portfolio manager of the Balanced Strategy Portfolio does not anticipate requesting the disposition of either Target Portfolio’s portfolio holdings before the closing of the applicable Reorganization, he does anticipate disposing of a substantial portion of each Target Portfolio’s portfolio holdings following the closing of the Reorganization. The extent of these anticipated sales is primarily due to the rebalancing of the combined portfolio within the targeted asset allocation ranges for the Balanced Strategy Portfolio.

The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the relevant Target Portfolio’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the relevant Target Portfolio as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the combined portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, Balanced Strategy Portfolio has approximately $78,943,523 of capital loss carryforwards, which may be used to offset any capital gains.

Q:	Who will pay for the Reorganization?

A:	SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs.

Q:	What if I redeem or exchange my shares before the Reorganization takes place?

A:	If you choose to redeem or exchange your shares before the Reorganization relating to your Target Portfolio takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the special joint shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions. Your vote by mail, telephone or internet will be an authorization of a proxy to cast your votes at the special joint shareholders meeting.

Q:	Why are multiple proxy cards enclosed?

A:	If you are a shareholder of more than one Target Portfolio, you will receive a proxy card for each Portfolio.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, each Reorganization is expected to occur during the second quarter of 2011. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Portfolio’s shareholders.

Q:	Whom do I contact for further information?

A:	You may call The Altman Group, our proxy solicitation firm at the telephone number listed on the enclosed proxy card.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

SUNAMERICA SERIES, INC.

Focused Fixed Income Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 7, 2011

To the Shareholders of each of the Focused Fixed Income Strategy Portfolio and the Focused Fixed Income and Equity Strategy Portfolio:

This is to notify you that a Joint Special Meeting of Shareholders (the “Special Meeting”) of each of the Focused Fixed Income Strategy Portfolio (the “Fixed Income Strategy Portfolio”) and the Focused Fixed Income and Equity Strategy Portfolio (the “Fixed Income and Equity Strategy Portfolio” and together with the Fixed Income Strategy Portfolio, the “Target Portfolios” and each, a “Target Portfolio”), each a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), will be held on Tuesday, June 7, 2011 at 10:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp. (“SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 for the following purposes:

1. The shareholders of each Target Portfolio are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Portfolio pursuant to which the Target Portfolio would transfer all of its assets to the Focused Balanced Strategy Portfolio (the “Balanced Strategy Portfolio”), a series of the Corporation, in exchange solely for the assumption of the Target Portfolio’s liabilities by the Balanced Strategy Portfolio and Class A, Class B and Class C shares of the Balanced Strategy Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

The Board of Directors of the Corporation has fixed the close of business on April 15, 2011 as the record date for determination of shareholders of each Target Portfolio entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof.

It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Target Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 51-52 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ Gregory N. Bressler
Gregory N. Bressler Secretary

Jersey City, New Jersey

May 5, 2011

COMBINED PROSPECTUS/PROXY STATEMENT

SUNAMERICA SERIES, INC.

Focused Fixed Income Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Focused Balanced Strategy Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Focused Fixed Income Strategy Portfolio (the “Fixed Income Strategy Portfolio”) or the Focused Fixed Income and Equity Strategy Portfolio (the “Fixed Income and Equity Strategy Portfolio” and together with the Fixed Income Strategy Portfolio, the “Target Portfolios” and each, a “Target Portfolio”), each a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”). A joint special meeting of shareholders of each of the Target Portfolios (the “Special Meeting”) will be held at the offices of SunAmerica Asset Management Corp. (“SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, June 7, 2011 at 10:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Target Portfolio at the close of business on April 15, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each Target Portfolio on or about May 6, 2011. Whether or not you expect to attend the Special Meeting or any postponement or adjournment thereof, the Board of Directors of the Corporation (the “Board of Directors”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. The shareholders of each Target Portfolio are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Portfolio pursuant to which the Target Portfolio would transfer all of its assets to the Focused Balanced Strategy Portfolio (the “Balanced Strategy Portfolio” and together with the Target Portfolios, the “Portfolios” and each, a “Portfolio”), a series of the Corporation, in exchange solely for the assumption of the Target Portfolio’s liabilities by the Balanced Strategy Portfolio and for Class A, Class B and Class C shares of the Balanced Strategy Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

The Board of Directors has approved a reorganization (“Reorganization”) with respect to each Target Portfolio by which the Target Portfolio, a separate series of the Corporation, an open-end management investment company, would be acquired by the Balanced Strategy Portfolio, a series of the Corporation. The Balanced Strategy Portfolio has investment objectives of growth of capital and conservation of principal, which are similar to those of the Fixed Income and Equity Strategy Portfolio whose primary investment objective is current income with growth of capital as a secondary objective. The investment objective of the Fixed Income Strategy Portfolio is current income. Each Portfolio follows a “fund of funds” strategy. Each Target Portfolio and the Balanced Strategy Portfolio, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Portfolio’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

If a Target Portfolio’s shareholders approve the Reorganization relating to their Portfolio, the Target Portfolio will transfer its assets to the Balanced Strategy Portfolio. The Balanced Strategy Portfolio will assume the liabilities of the Target Portfolio and will issue shares to the Target Portfolio in an amount equal to the aggregate net asset value of the outstanding shares of the Target Portfolio. Immediately thereafter, the Target Portfolio will distribute these shares of the Balanced Strategy Portfolio to its shareholders. After distributing these shares, the Target Portfolio will be terminated as a series of the Corporation. When the Reorganization is complete, the Target Portfolio’s shareholders will hold the same class of shares of the Balanced Strategy Portfolio as they currently hold of the Target Portfolio. The aggregate net asset value of the Balanced Strategy Portfolio shares received in the Reorganization will equal the aggregate net asset value of the Target Portfolio shares held by Target Portfolio shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Portfolio will hold a smaller percentage of ownership in the combined portfolio than such shareholder held in the Target Portfolio prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Portfolio should know before voting on the Reorganization relating to their Portfolio and constitutes an offering of Class A, Class B and Class C shares of the Balanced Strategy Portfolio only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Balanced Strategy Portfolio and the Target Portfolios, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated May 5, 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•

the Balanced Strategy Portfolio Statement of Additional Information for Class A, Class B, Class C and Class I shares (the “Balanced Strategy Portfolio SAI”) dated March 1, 2011 (and as currently supplemented); and

•

the Fixed Income Strategy Portfolio and the Fixed Income and Equity Strategy Portfolio Prospectus and Statement of Additional Information containing additional information about the Fixed Income Strategy Portfolio and the Fixed Income and Equity Strategy Portfolio (the “Target Portfolios Prospectus” and “Target Portfolios SAI,” respectively), each dated March 1, 2011(and as currently supplemented).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Balanced Strategy Portfolio Prospectus for Class A, Class B, Class C and Class I shares (the “Balanced Strategy Portfolio Prospectus”) dated March 1, 2011 (and as currently supplemented); and

•	the Annual Report to Shareholders of the Balanced Strategy Portfolio for the fiscal year ended October 31, 2010 (the “Balanced Strategy Portfolio Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Account Information” in the Balanced Strategy Portfolio Prospectus will apply to the Class A, Class B and Class C shares to be issued by the Balanced Strategy Portfolio in connection with each Reorganization.

These documents are on file with the SEC. Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Focused Fixed Income Strategy Portfolio

or

Focused Fixed Income and Equity Strategy Portfolio

c/o SunAmerica Series, Inc.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

Focused Balanced Strategy Portfolio c/o SunAmerica Series, Inc. Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 (800) 858-8850

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.sunamericafunds.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-202-551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

No business other than that discussed above that may be presented for consideration at the Special Meeting. If any procedural matter relating to the proposal is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their discretion.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is May 5, 2011.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Corporation is an open-end management investment company registered with the SEC. Each of the Fixed Income Strategy Portfolio, the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio are a separate series of the Corporation. The Corporation is organized as a corporation under the laws of the State of Maryland. The investment objective of the Fixed Income Strategy Portfolio is current income. The investment objective of the Fixed Income and Equity Strategy Portfolio is current income with growth of capital as a secondary objective. The investment objectives of the Balanced Strategy Portfolio are growth of capital and conservation of principal.

Each of the Fixed Income Strategy Portfolio and the Balanced Strategy Portfolio follows a “fund of funds” strategy. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection. The principal investment technique of each of the Fixed Income Strategy Portfolio and the Balanced Strategy Portfolio is allocation of assets among a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities; the Balanced Strategy Portfolio’s principal investment technique also involves allocation of assets to the SunAmerica Alternative Strategies Fund. Each Portfolio invests in a combination of SunAmerica funds (collectively, the “Underlying Funds”). In addition to the Underlying Funds listed above, each Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc. The principal difference between the Portfolios is that the Fixed Income Strategy Portfolio’s fund of funds strategy focuses on fixed income securities, while the Balanced Strategy Portfolio’s fund of funds strategy focuses on equities and fixed income securities. The Fixed Income Strategy Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in Underlying Funds that invest primarily in fixed income securities. The Balanced Strategy Portfolio does not have such an investment policy.

The following chart reflects the projected asset allocation ranges under normal market conditions for each Portfolio (as invested through the Underlying Funds):

	Fixed Income Strategy Portfolio	Balanced Strategy Portfolio
Domestic Equity Securities	0%-20%	35%-75%
Foreign Equity Securities	0%-5%	0%-20%
Fixed Income Securities	80%-100%	25%-50%
Alternative Strategies	0%-5%	0%-30%

Each of the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio follows a “fund of funds” strategy, as described above. The principal investment technique of each of the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio is allocation of assets among a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities; the Balanced Strategy Portfolio’s investment technique also involves allocation of assets to the SunAmerica Alternative Strategies Fund. Each Portfolio invests in a combination of Underlying Funds. In addition to the Underlying Funds listed above, each Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc. The principal difference between the Portfolios is that the Balanced Strategy Portfolio’s fund of funds strategy focuses on equities and fixed income securities, while the Fixed Income and Equity Strategy Portfolio’s fund of funds strategy focuses on fixed income securities, and secondarily, on equities. The Fixed Income and Equity Strategy Portfolio invests at least 80% its net assets, plus any borrowings for investment purposes, in Underlying Funds that invest primarily in fixed income and/or equity securities. The Balanced Strategy Portfolio does not have such an investment policy.

The following chart reflects the projected asset allocation ranges under normal market conditions for each Portfolio (as invested through the Underlying Funds):

	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio
Domestic Equity Securities	15%-50%	35%-75%
Foreign Equity Securities	0%-10%	0%-20%
Fixed Income Securities	50%-80%	25%-50%
Alternative Strategies	0%-5%	0%-30%

SunAmerica Asset Management Corp. (“SAAMCo”) serves as the investment adviser of each of the Portfolios. Each Portfolio publicly offers its shares on a continuous basis, and shares may be purchased through each Portfolio’s distributor, SunAmerica Capital Services, Inc. (the “Distributor”), and numerous intermediaries. Shareholders of each Portfolio have the right to exchange their shares for shares of the same class of other retail funds distributed by the Distributor, except the SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A shares only), at net asset value per share at the time of exchange, subject to certain limitations. Each Portfolio permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges).

The Proposed Reorganizations

The Board of Directors, including the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Directors”), has approved each Reorganization, on behalf of each of the Fixed Income Strategy Portfolio, the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio, as applicable. Subject to approval by the relevant Target Portfolio shareholders, each Reorganization provides for:

•

the transfer of all the assets of the relevant Target Portfolio to the Balanced Strategy Portfolio in exchange for the assumption of the Target Portfolio’s liabilities by the Balanced Strategy Portfolio and Class A, Class B and Class C shares of the Balanced Strategy Portfolio;

•	the distribution of such Class A, Class B and Class C shares of the Balanced Strategy Portfolio to the relevant Target Portfolio’s shareholders; and

•	the termination of the relevant Target Portfolio as a series of the Corporation.

If a proposed Reorganization is approved and completed, the Target Portfolio’s shareholders would hold shares of the same class of the Balanced Strategy Portfolio as they currently hold of the Target Portfolio with an aggregate net asset value equal to the aggregate net asset value of Target Portfolio shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganizations

SAAMCo believes that, with respect to each proposed Reorganization, the shareholders of each Portfolio will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Portfolios’ assets in the Reorganization, than by continuing to operate the two Portfolios separately. SAAMCo further believes that it is in the best interests of the Fixed Income Strategy Portfolio’s shareholders to combine the Portfolio’s assets with a portfolio with a better performance history (except in the case of the five-year period) and a lower expense structure. SAAMCo also believes that it is in the best interests of the Fixed Income and Equity Strategy Portfolio’s shareholders to combine the Portfolio’s assets with a portfolio with a better performance history and a lower expense structure. The Balanced Strategy Portfolio, following completion of one or both of the Reorganizations, may be referred to as the “Combined Portfolio” in this Combined Prospectus/Proxy Statement. It is anticipated that the total annual fund operating expense ratio for the Combined Portfolio will be lower than the current total annual fund operating expense ratio for each Target Portfolio. SAAMCo believes that continuing to operate each Target Portfolio as currently constituted is not in the best interests of the Target Portfolio’s shareholders.

In approving each Reorganization, the Board of Directors, including the Independent Directors, determined that participation in the Reorganization is in the best interests of the relevant Target Portfolio and that the interests of the Target Portfolio’s shareholders will not be diluted as a result of the Reorganization. The Board of Directors considered the Reorganization proposals at a meeting held on March 1, 2011, and at such meeting, the entire Board of Directors, including the Independent Directors, approved each Reorganization. The approval determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Directors with regard to each Reorganization include, but are not limited to, the following:

•

The fact that the investment objectives of the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio are similar and certain strategies of the relevant Target Portfolio and Balanced Strategy Portfolio are similar and compatible, while others are different. The Directors considered that each Portfolio follows a fund of funds strategy. The Directors also considered the principal difference in investment strategy between the Balanced Strategy Portfolio and each relevant Target Portfolio. See “Summary—Investment Objectives and Principal Investment Strategies.”

•	The possibility that the Combined Portfolio may achieve certain operating efficiencies and economies of scale from its larger net asset size.

•

The expectation that the Combined Portfolio will have a total annual fund operating expense ratio that is lower than that of each Target Portfolio. The Directors also noted that the voluntary expense caps for the Balanced Strategy Portfolio are identical to those of each Target Portfolio. The Directors further considered, however, that because the Balanced Strategy Portfolio had incurred a higher level of “Acquired Fund Fees and Expenses” (i.e., expenses incurred indirectly for the Underlying Funds) than each Target Portfolio for the fiscal year ended October 31, 2010, its net expense ratio (after voluntary waivers, but including Acquired Fund Fees and Expenses) was higher than that of each Target Portfolio. The Directors also observed that the level of Acquired Fund Fees and Expenses incurred by a Portfolio may vary depending on the Underlying Funds in which each Portfolio invests.

•

The personnel of SAAMCo who will manage the Combined Portfolio. The Directors considered that SAAMCo will continue to serve as the investment adviser of the Combined Portfolio after the Reorganizations. The Directors further noted that the same portfolio manager currently manages each of the Portfolios and will continue to serve as the portfolio manager of the Combined Portfolio following the completion of the Reorganizations. See “Comparison of the Portfolios—Management of the Portfolios.”

•

The relative performance histories of each Portfolio over different time periods compared with each other and to the relative benchmarks applicable to each Portfolio. While not predictive of future results, the Directors considered the fact that the Balanced Strategy Portfolio has generally had better performance compared with each of the Target Portfolios.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of a Reorganization, as each Reorganization is expected to be a tax-free transaction.

•

The fact that SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs.

If a Reorganization is not approved by shareholders of the relevant Target Portfolio, the Board of Directors may consider other alternatives. If no such suitable alternatives can be found, the Board of Directors may consider the liquidation of such Target Portfolio. Any such liquidation could be a taxable event for certain shareholders.

The Board of Directors recommends that you vote “For” the Reorganization relating to your Target Portfolio.

Investment Objectives and Principal Investment Strategies

Comparison of the Fixed Income Strategy Portfolio and the Balanced Strategy Portfolio

Investment Objectives. The investment objective of the Fixed Income Strategy Portfolio is current income. The investment objectives of the Balanced Strategy Portfolio are growth of capital and conservation of principal. Each of the Fixed Income Strategy Portfolio’s and the Balanced Strategy Portfolio’s investment objective(s) may be changed without shareholder approval. The Combined Portfolio will pursue the Balanced Strategy Portfolio’s investment objectives.

Principal Investment Strategies and Techniques. Each Portfolio follows a “fund of funds” strategy. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The principal investment technique of the Fixed Income Strategy Portfolio is allocation of assets among a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. Under normal market conditions, at least 80% of the Fixed Income Strategy Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income securities. The Fixed Income Strategy Portfolio invests in a combination of Underlying Funds. In addition to the Underlying Funds listed above, the Fixed Income Strategy Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc.

The following chart reflects the projected asset allocation ranges under normal market conditions for the Fixed Income Strategy Portfolio (as invested through the Underlying Funds):

Domestic Equity Securities	0%-20%
Foreign Equity Securities	0%-5%
Fixed Income Securities	80%-100%
Alternative Strategies	0%-5%

The principal investment technique of the Balanced Strategy Portfolio is allocation of assets among (i) a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund. The Balanced Strategy Portfolio invests in a combination of Underlying Funds. In addition to the Underlying Funds listed above, the Balanced Strategy Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc.

The following chart reflects the projected asset allocation ranges under normal market conditions for the Balanced Strategy Portfolio (as invested through the Underlying Funds):

Domestic Equity Securities	35%-75%
Foreign Equity Securities	0%-20%
Fixed Income Securities	25%-50%
Alternative Strategies	0%-30%

The SunAmerica Alternative Strategies Fund is currently the only Underlying Fund in which each of the Fixed Income Strategy Portfolio and the Balanced Strategy Portfolio may invest to gain exposure to the “alternative” asset class. The SunAmerica Alternative Strategies Fund, as an “alternative” asset class, is designed to be a complement to an existing portfolio of equity and fixed income investments. The SunAmerica Alternative Strategies Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the SunAmerica Alternative Strategies Fund may provide investors with a way to achieve diversification in their overall portfolio.

Bonds/fixed income securities and U.S. government securities are principal investments of each of the Portfolios’ Underlying Funds. Senior floating rate loans are also a principal investment of the Fixed Income Strategy Portfolio’s Underlying Funds. Additionally, equity securities and foreign securities are also principal investments of the Balanced Strategy Portfolio’s Underlying Funds. Through its potential investment in the SunAmerica Alternative Strategies Fund, commodity-linked derivative instruments, hedge-fund linked derivative instruments, exchange-traded funds, managed futures instruments and U.S. government securities are also principal investments of the Balanced Strategy Portfolio.

Each Portfolio’s Underlying Funds may also invest in short-term investments, defensive investments and options and futures as part of efficient portfolio management and to potentially produce some income. Each Portfolio’s Underlying Funds may also make special situations investments, and the Balanced Strategy Portfolio’s Underlying Funds may also invest in senior floating rate loans, for the same purposes. Additionally, as part efficient portfolio management, each Portfolio may borrow for temporary or emergency purposes (up to 33 1/3% of its total assets) and to enhance investment performance (up to 50% of its net assets).

SAAMCo rebalances each Portfolio on an ongoing basis using cash flows. In addition, under normal market conditions, SAAMCo will rebalance the Underlying Funds of a Portfolio quarterly through exchanges, if necessary. However, SAAMCo reserves the right to rebalance each Portfolio through exchanges at any time SAAMCo deems such rebalancing to be appropriate. For more complete information about the investment strategies and techniques of the Underlying Funds in which each Portfolio currently intends to invest, see “Appendix A—Information About Underlying Funds.” SAAMCo may change the particular Underlying Funds of each Portfolio from time to time without notice to investors.

Both Portfolios are classified as “diversified,” as such term is defined in the 1940 Act. This means that each of the Portfolios may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer.

Each Portfolio’s principal investment strategies and techniques may be changed without shareholder approval. The Fixed Income Strategy Portfolio’s shareholders will receive at least 60 days’ notice prior to any change to the Portfolio’s 80% investment policy.

The Combined Portfolio’s principal investment strategies and techniques will be those of the Balanced Strategy Portfolio.

Comparison. The main difference between the Portfolios is that the Fixed Income Strategy Portfolio’s fund of funds strategy focuses on fixed income securities, while the Balanced Strategy Portfolio’s fund of funds strategy focuses on equities and fixed income securities. The Fixed Income Strategy Portfolio invests at least 80% its net assets, plus any borrowings for investment purposes, in Underlying Funds that invest primarily in fixed income securities. The Balanced Strategy Portfolio does not have such an investment policy.

The following chart reflects the projected asset allocation ranges under normal market conditions for each Portfolio (as invested through the Underlying Funds):

	Fixed Income Strategy Portfolio	Balanced Strategy Portfolio
Domestic Equity Securities	0%-20%	35%-75%
Foreign Equity Securities	0%-5%	0%-20%
Fixed Income Securities	80%-100%	25%-50%
Alternative Strategies	0%-5%	0%-30%

The following chart reflects the actual asset allocation percentages of each Portfolio as of February 16, 2011 (as invested through the Underlying Funds):

	Fixed Income Strategy Portfolio	Balanced Strategy Portfolio
Domestic Equity Securities	0.00%	57.84%
Foreign Equity Securities	0.00%	3.03%
Fixed Income Securities	100.00%	24.26%
Alternative Strategies	0.00%	14.87%

The percentages reflected in the chart above (i.e., the actual percentages) reflect each Portfolio’s holdings as of February 16, 2011, and are subject to change including through the periodic rebalancing of the Portfolios.

While the Fixed Income Strategy Portfolio and the Balanced Strategy Portfolio have certain differences in strategies and techniques, the Portfolios utilize certain compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the Balanced Strategy Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

Comparison of the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio

Investment Objectives. The investment objectives of the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio are similar. The investment objective of the Fixed Income and Equity Strategy Portfolio is current income with growth of capital as a secondary objective. The investment objectives of the Balanced Strategy Portfolio are growth of capital and conservation of principal. Each of the Fixed Income and Equity Strategy Portfolio’s and the Balanced Strategy Portfolio’s investment objectives may be changed without shareholder approval. The Combined Portfolio will pursue the Balanced Strategy Portfolio’s investment objectives.

Principal Investment Strategies and Techniques. Each Portfolio follows a “fund of funds” strategy. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The principal investment technique of the Fixed Income and Equity Strategy Portfolio is allocation of assets among a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity

Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. Under normal market conditions, at least 80% of the Fixed Income and Equity Strategy Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income securities. The Fixed Income and Equity Strategy Portfolio invests in a combination of Underlying Funds. In addition to the Underlying Funds listed above, the Fixed Income and Equity Strategy Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc.

The following chart reflects the projected asset allocation ranges under normal market conditions for the Fixed Income and Equity Strategy Portfolio (as invested through the Underlying Funds):

Domestic Equity Securities	15%-50%
Foreign Equity Securities	0%-10%
Fixed Income Securities	50%-80%
Alternative Strategies	0%-5%

The principal investment technique of the Balanced Strategy Portfolio is allocation of assets among (i) a combination of funds within SunAmerica Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund. The Balanced Strategy Portfolio invests in a combination of Underlying Funds. In addition to the Underlying Funds listed above, the Balanced Strategy Portfolio may also invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Funds, Inc.

The following chart reflects the projected asset allocation ranges under normal market conditions for the Balanced Strategy Portfolio (as invested through the Underlying Funds):

Domestic Equity Securities	35%-75%
Foreign Equity Securities	0%-20%
Fixed Income Securities	25%-50%
Alternative Strategies	0%-30%

The SunAmerica Alternative Strategies Fund is currently the only Underlying Fund in which each of the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio may invest to gain exposure to the “alternative” asset class. The SunAmerica Alternative Strategies Fund, as an “alternative” asset class, is designed to be a complement to an existing portfolio of equity and fixed income investments. The SunAmerica Alternative Strategies Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the SunAmerica Alternative Strategies Fund may provide investors with a way to achieve diversification in their overall portfolio.

Equity securities, bonds/fixed income securities, foreign securities and U.S. government securities are principal investments of each of the Portfolios’ Underlying Funds. Through its potential investment in the SunAmerica Alternative Strategies Fund, commodity-linked derivative instruments, hedge-fund linked derivative instruments, exchange-traded funds, managed futures instruments and U.S. government securities are also principal investments of the Balanced Strategy Portfolio.

Each Portfolio’s Underlying Funds may also invest in short-term investments, defensive investments and options and futures and senior floating rate loans as part of efficient portfolio management and to potentially produce some income. Each Portfolio’s Underlying Funds may also make special situations investments for the same purposes. Additionally, as part of efficient portfolio management and to potentially produce some income, each Portfolio may borrow for temporary or emergency purposes (up to 33 1/3% of its total assets) and to enhance investment performance (up to 50% of its net assets).

SAAMCo rebalances each Portfolio on an ongoing basis using cash flows. In addition, under normal market conditions, SAAMCo will rebalance the Underlying Funds of a Portfolio quarterly through exchanges, if necessary. However, SAAMCo reserves the right to rebalance each Portfolio through exchanges at any time SAAMCo deems such rebalancing to be appropriate. For more complete information about the investment strategies and techniques of the Underlying Funds in which each Portfolio currently intends to invest, see “Appendix A—Information About Underlying Funds.” SAAMCo may change the particular Underlying Funds of each Portfolio from time to time without notice to investors.

Both Portfolios are classified as “diversified,” as such term is defined in the 1940 Act.

Each Portfolio’s principal investment strategies and techniques may be changed without shareholder approval. The Fixed Income and Equity Strategy Portfolio’s shareholders will receive at least 60 days’ notice prior to any change to the Portfolio’s 80% investment policy.

The Combined Portfolio’s principal investment strategies and techniques will be those of the Balanced Strategy Portfolio.

Comparison. The main difference between the Portfolios is that the Balanced Strategy Portfolio’s fund of funds strategy focuses on equities and fixed income securities, while the Fixed Income and Equity Strategy Portfolio’s fund of funds strategy focuses on fixed income securities, and secondarily, on equities. The Fixed Income and Equity Strategy Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in Underlying Funds that invest primarily in fixed income and/or equity securities. The Balanced Strategy Portfolio does not have such an investment policy.

The following chart reflects the projected asset allocation ranges under normal market conditions for each Portfolio (as invested through the Underlying Funds):

	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio
Domestic Equity Securities	15%-50%	35%-75%
Foreign Equity Securities	0%-10%	0%-20%
Fixed Income Securities	50%-80%	25%-50%
Alternative Strategies	0%-5%	0%-30%

The following chart reflects the actual asset allocation percentages of each Portfolio as of February 16, 2011 (as invested through the Underlying Funds):

	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio
Domestic Equity Securities	35.33%	57.84%
Foreign Equity Securities	0.00%	3.03%
Fixed Income Securities	64.67%	24.26%
Alternative Strategies	0.00%	14.87%

The percentages reflected in the chart above (i.e., the actual percentages) reflect each Portfolio’s holdings as of February 16, 2011, and are subject to change including through the periodic rebalancing of the Portfolios.

While the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio have certain differences in strategies and techniques, the Portfolios pursue similar investment objectives and utilize certain compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the Balanced Strategy Portfolio and, therefore, the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks” below.

Fees and Expenses

If a Reorganization is approved and completed, holders of Target Portfolio Class A shares will receive Balanced Strategy Portfolio Class A shares, holders of Target Portfolio Class B shares will receive Balanced Strategy Portfolio Class B shares, and holders of Target Portfolio Class C shares will receive Balanced Strategy Portfolio Class C shares.

Fee Tables as of October 31, 2010

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios, assuming the Reorganization had taken place on October 31, 2010 and the estimated pro forma fees and expenses attributable to each class of shares (except Class I) of the Pro Forma Combined Portfolio. Future fees and expenses may be greater or less than those indicated below.

Fixed Income Strategy Portfolio and Balanced Strategy Portfolio

	Actual			Actual
	Fixed Income Strategy Portfolio	Balanced Strategy Portfolio	Pro Forma Combined Portfolio*	Fixed Income Strategy Portfolio	Balanced Strategy Portfolio	Pro Forma Combined Portfolio*
	Class A	Class A	Class A	Class B	Class B	Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	None	None	4.00%	4.00%	4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Maximum Account Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	None	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses	1.12%	1.40%	1.40%	1.12%	1.40%	1.40%
Other Expenses	0.61%	0.12%	0.12%	0.76%	0.13%	0.13%

Total Annual Fund Operating Expenses(2)	1.83%	1.62%	1.62%	2.63%	2.28%	2.28%

Footnotes begin on the next page.

	Actual
	Fixed Income Strategy Portfolio	Balanced Strategy Portfolio	Pro Forma Combined Portfolio*
	Class C	Class C	Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses	1.12%	1.40%	1.40%
Other Expenses	0.62%	0.11%	0.11%

Total Annual Fund Operating Expenses(2)	2.49%	2.26%	2.26%

*	Pro Forma Combined Portfolio assumes the Reorganization of only the Fixed Income Strategy Portfolio into the Balanced Strategy Portfolio.
(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase.
(2)	The Total Annual Fund Operating Expenses do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table in the Fixed Income Strategy Portfolio Prospectus and the Balanced Strategy Portfolio Prospectus which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

Fixed Income and Equity Strategy Portfolio and Balanced Strategy Portfolio

	Actual			Actual
	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio	Pro Forma Combined Portfolio*	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio	Pro Forma Combined Portfolio*
	Class A	Class A	Class A	Class B	Class B	Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	None	None	4.00%	4.00%	4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Maximum Account Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	None	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses	1.29%	1.40%	1.40%	1.29%	1.40%	1.40%
Other Expenses	0.42%	0.12%	0.12%	0.52%	0.13%	0.13%

Total Annual Fund Operating Expenses(2)	1.81%	1.62%	1.62%	2.56%	2.28%	2.28%

	Actual
	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio	Pro Forma Combined Portfolio*
	Class C	Class C	Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses	1.29%	1.40%	1.40%
Other Expenses	0.41%	0.11%	0.10%

Total Annual Fund Operating Expenses(2)	2.45%	2.26%	2.25%

*	Pro Forma Combined Portfolio assumes the Reorganization of only the Fixed Income and Equity Strategy Portfolio into the Balanced Strategy Portfolio.
(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase.
(2)	The Total Annual Fund Operating Expenses do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table in the Fixed Income and Equity Strategy Portfolio Prospectus and the Balanced Strategy Portfolio Prospectus which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

Fixed Income Strategy Portfolio, Fixed Income and Equity Strategy Portfolio and Balanced Strategy Portfolio

	Actual				Actual
	Fixed Income Strategy Portfolio	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio	Pro Forma Combined Portfolio*	Fixed Income Strategy Portfolio	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio	Pro Forma Combined Portfolio*
	Class A	Class A	Class A	Class A	Class B	Class B	Class B	Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	None	None	None	4.00%	4.00%	4.00%	4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None	None	None
Maximum Account Fee
Annual Fund Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	None	None	0.65%	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses	1.12%	1.29%	1.40%	1.40%	1.12%	1.29%	1.40%	1.40%
Other Expenses	0.61%	0.42%	0.12%	0.12%	0.76%	0.52%	0.13%	0.13%

Total Annual Fund Operating Expenses(2)	1.83%	1.81%	1.62%	1.62%	2.63%	2.56%	2.28%	2.28%

Footnotes begin on the next page.

	Actual
	Fixed Income Strategy Portfolio	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio	Pro Forma Combined Portfolio*
	Class C	Class C	Class C	Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	1.00%	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee
Annual Fund Operating Expenses (expenses that a shareholder pays each year as a percentage of the value of its investment):
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.65%	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses	1.12%	1.29%	1.40%	1.40%
Other Expenses	0.62%	0.41%	0.11%	0.10%

Total Annual Fund Operating Expenses(2)	2.49%	2.45%	2.26%	2.25%

*	Pro Forma Combined Portfolio assumes the Reorganization of each of the Fixed Income Strategy Portfolio and the Fixed Income and Equity Strategy Portfolio into the Balanced Strategy Portfolio.
(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase.
(2)	The Total Annual Fund Operating Expenses do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table in the Fixed Income Strategy Portfolio Prospectus, the Fixed Income and Equity Strategy Portfolio Prospectus and the Balanced Strategy Portfolio Prospectus which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

EXAMPLES:

These Examples are intended to help you compare the cost of investing in the relevant Portfolio with the cost of investing in other mutual funds. These Examples assume that you invest $10,000 in the relevant Portfolio for the time periods indicated (for the periods ended October 31, 2010) and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the relevant Portfolio’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Fixed Income Strategy Portfolio into Balanced Strategy Portfolio

ASSUMING YOU REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Fixed Income Strategy Portfolio	$750	$1,117	$1,508	$2,599
Balanced Strategy Portfolio	$730	$1,057	$1,406	$2,386
Pro Forma Combined Portfolio*	$730	$1,057	$1,406	$2,386
Class B
Fixed Income Strategy Portfolio	$666	$1,117	$1,595	$2,770
Balanced Strategy Portfolio	$631	$1,012	$1,420	$2,450
Pro Forma Combined Portfolio*	$631	$1,012	$1,420	$2,450
Class C
Fixed Income Strategy Portfolio	$352	$776	$1,326	$2,826
Balanced Strategy Portfolio	$329	$706	$1,210	$2,595
Pro Forma Combined Portfolio*	$329	$706	$1,210	$2,595

ASSUMING YOU DO NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Fixed Income Strategy Portfolio	$750	$1,117	$1,508	$2,599
Balanced Strategy Portfolio	$730	$1,057	$1,406	$2,386
Pro Forma Combined Portfolio*	$730	$1,057	$1,406	$2,386
Class B
Fixed Income Strategy Portfolio	$266	$817	$1,395	$2,770
Balanced Strategy Portfolio	$231	$712	$1,220	$2,450
Pro Forma Combined Portfolio*	$231	$712	$1,220	$2,450
Class C
Fixed Income Strategy Portfolio	$252	$776	$1,326	$2,826
Balanced Strategy Portfolio	$229	$706	$1,210	$2,595
Pro Forma Combined Portfolio*	$229	$706	$1,210	$2,595

*	Pro Forma Combined Portfolio assumes the Reorganization of only the Fixed Income Strategy Portfolio into the Balanced Strategy Portfolio.

Fixed Income and Equity Strategy Portfolio into Balanced Strategy Portfolio

ASSUMING YOU REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Fixed Income and Equity Strategy Portfolio	$748	$1,112	$1,499	$2,579
Balanced Strategy Portfolio	$730	$1,057	$1,406	$2,386
Pro Forma Combined Portfolio*	$730	$1,057	$1,406	$2,386
Class B
Fixed Income and Equity Strategy Portfolio	$659	$1,096	$1,560	$2,712
Balanced Strategy Portfolio	$631	$1,012	$1,420	$2,450
Pro Forma Combined Portfolio*	$631	$1,012	$1,420	$2,450
Class C
Fixed Income and Equity Strategy Portfolio	$348	$764	$1,306	$2,786
Balanced Strategy Portfolio	$329	$706	$1,210	$2,595
Pro Forma Combined Portfolio*	$328	$703	$1,205	$2,585

ASSUMING YOU DO NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Fixed Income and Equity Strategy Portfolio	$748	$1,112	$1,499	$2,579
Balanced Strategy Portfolio	$730	$1,057	$1,406	$2,386
Pro Forma Combined Portfolio*	$730	$1,057	$1,406	$2,386
Class B
Fixed Income and Equity Strategy Portfolio	$259	$796	$1,360	$2,712
Balanced Strategy Portfolio	$231	$712	$1,220	$2,450
Pro Forma Combined Portfolio*	$231	$712	$1,220	$2,450
Class C
Fixed Income and Equity Strategy Portfolio	$248	$764	$1,306	$2,786
Balanced Strategy Portfolio	$229	$706	$1,210	$2,595
Pro Forma Combined Portfolio*	$228	$703	$1,205	$2,585

*	Pro Forma Combined Portfolio assumes the Reorganization of only the Fixed Income and Equity Strategy Portfolio into the Balanced Strategy Portfolio.

Fixed Income Strategy Portfolio and Fixed Income and Equity Strategy Portfolio into Balanced Strategy Portfolio

ASSUMING YOU REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Fixed Income Strategy Portfolio	$750	$1,117	$1,508	$2,599
Fixed Income and Equity Strategy Portfolio	$748	$1,112	$1,499	$2,579
Balanced Strategy Portfolio	$730	$1,057	$1,406	$2,386
Pro Forma Combined Portfolio*	$730	$1,057	$1,406	$2,386
Class B
Fixed Income Strategy Portfolio	$666	$1,117	$1,595	$2,770
Fixed Income and Equity Strategy Portfolio	$659	$1,096	$1,560	$2,712
Balanced Strategy Portfolio	$631	$1,012	$1,420	$2,450
Pro Forma Combined Portfolio*	$631	$1,012	$1,420	$2,450
Class C
Fixed Income Strategy Portfolio	$352	$776	$1,326	$2,826
Fixed Income and Equity Strategy Portfolio	$348	$764	$1,306	$2,786
Balanced Strategy Portfolio	$329	$706	$1,210	$2,595
Pro Forma Combined Portfolio*	$328	$703	$1,205	$2,585

ASSUMING YOU DO NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Fixed Income Strategy Portfolio	$750	$1,117	$1,508	$2,599
Fixed Income and Equity Strategy Portfolio	$748	$1,112	$1,499	$2,579
Balanced Strategy Portfolio	$730	$1,057	$1,406	$2,386
Pro Forma Combined Portfolio*	$730	$1,057	$1,406	$2,386
Class B
Fixed Income Strategy Portfolio	$266	$817	$1,395	$2,770
Fixed Income and Equity Strategy Portfolio	$259	$796	$1,360	$2,712
Balanced Strategy Portfolio	$231	$712	$1,220	$2,450
Pro Forma Combined Portfolio*	$231	$712	$1,220	$2,450
Class C
Fixed Income Strategy Portfolio	$252	$776	$1,326	$2,826
Fixed Income and Equity Strategy Portfolio	$248	$764	$1,306	$2,786
Balanced Strategy Portfolio	$229	$706	$1,210	$2,595
Pro Forma Combined Portfolio*	$228	$703	$1,205	$2,585

*	Pro Forma Combined Portfolio assumes the Reorganization of each of the Fixed Income Strategy Portfolio and the Fixed Income and Equity Strategy Portfolio into the Balanced Strategy Portfolio.

Federal Income Tax Consequences

Each Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If a Reorganization so qualifies, in general, the relevant Target Portfolio, the Balanced Strategy Portfolio, or their respective shareholders, will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of each Reorganization, the Corporation, on behalf of each Portfolio, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

While the portfolio manager of the Balanced Strategy Portfolio does not anticipate requesting the disposition of the Fixed Income Strategy Portfolio’s or the Fixed Income and Equity Strategy Portfolio’s portfolio holdings (i.e., the Underlying Funds) before the closing of the applicable Reorganization, he does anticipate disposing of a substantial portion of each Target Portfolio’s portfolio holdings (i.e., the Underlying Funds) following the closing of the applicable Reorganization. The extent of these anticipated sales is primarily due to the rebalancing of the Combined Portfolio within the targeted asset allocation ranges for the Balanced Strategy Portfolio.

The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Fixed Income Strategy Portfolio’s or the Fixed Income and Equity Strategy Portfolio’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the applicable Reorganization will be distributed, if required, to the shareholders of the Fixed Income Strategy Portfolio or the Fixed Income and Equity Strategy Portfolio, as the case may be, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, the Balanced Strategy Portfolio has approximately $78,943,523 million of capital loss carryforwards, which may used be to offset any capital gains.

At any time prior to the consummation of the applicable Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of each Reorganization, see “Information About the Reorganizations—Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Portfolio and the Balanced Strategy Portfolio are identical.

COMPARISON OF THE PORTFOLIOS

Principal and Other Investment Risks

The following comparisons describe the risks that may affect each Portfolio (either directly or by investing in the Underlying Funds). A Portfolio’s exposure to the risks that may affect an Underlying Fund will depend on the percentage of the Portfolio’s allocation to such Fund at any given time. A Portfolio’s risk exposure will increase as the level of allocation increases. For more information about the risks that affect an Underlying Fund, please refer to the prospectus for that Fund. More information about the Underlying Funds is set out in “Appendix A—Information About Underlying Funds.”

Fixed Income Strategy Portfolio and Balanced Strategy Portfolio

Because of their compatible and similar investment strategies and techniques, the Fixed Income Strategy Portfolio and the Balanced Strategy Portfolio are subject to similar principal and non-principal investment risks associated with an investment in the relevant Portfolio. Some of the similarities and differences are described in the table below.

	Fixed Income Strategy Portfolio	Balanced Strategy Portfolio
Principal Risks

•       Management risks

•       Bond market volatility risk

•       Interest rate fluctuations risk

•       Prepayment risk

•       U.S. government securities risk

•       Stock market volatility risk

•       Securities selection risk

•       Active trading risk

•       Management risks

•       Bond market volatility risk

•       Interest rate fluctuations risk

•       Prepayment risk

•       U.S. government securities risk

•       Stock market volatility risk

•       Securities selection risk

•       Active trading risk

•       Small and mid market capitalization companies risk

•       Disciplined strategy risk

•       SunAmerica Alternative Strategies Fund principal risks

Non-Principal Risks	• Credit quality risk • Illiquidity risk • Hedging risk	• Credit quality risk • Illiquidity risk • Hedging risk • Derivatives risk • Foreign exposure risk • Emerging markets risks • SunAmerica Alternative Strategies Fund non-principal risks

Fixed Income and Equity Strategy Portfolio and Balanced Strategy Portfolio

Because of their compatible and similar investment strategies and techniques, the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio are subject to similar principal and non-principal investment risks associated with an investment in the relevant Portfolio. Some of the similarities and differences are described in the table below.

	Fixed Income and Equity Strategy Portfolio	Balanced Strategy Portfolio
Principal Risks	• Management risks • Bond market volatility risk • Interest rate fluctuations risk	• Management risks • Bond market volatility risk • Interest rate fluctuations risk
• Prepayment risk • U.S. government securities risk • Stock market volatility risk • Securities selection risk • Active trading risk • Foreign exposure risk

•       Prepayment risk

•       U.S. government securities risk

•       Stock market volatility risk

•       Securities selection risk

•       Active trading risk

•       Small and mid market capitalization companies risk

•       Disciplined strategy risk

•       SunAmerica Alternative Strategies Fund principal risks

Non-Principal Risks	• Illiquidity risk • Hedging risk • Derivatives risk • Small and mid market capitalization companies risk • IPO risk	• Illiquidity risk • Hedging risk • Derivatives risk • Credit quality risk • Foreign exposure risk • Emerging markets risks • SunAmerica Alternative Strategies Fund non-principal risks

The following discussion describes the principal and certain other risks that may affect the Balanced Strategy Portfolio and, therefore, the Combined Portfolio. You will find additional descriptions of specific risks in the Target Portfolios Prospectus and the Balanced Strategy Portfolio Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

There can be no assurance that the Balanced Strategy Portfolio’s investment objectives will be met or that the net return on an investment in the Balanced Strategy Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Balanced Strategy Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Balanced Strategy Portfolio will be able to achieve its investment objectives. If the value of the assets of the Balanced Strategy Portfolio goes down, you could lose money.

The following are the principal investment risks associated with the Balanced Strategy Portfolio and, therefore, also with the Combined Portfolio:

Management Risks. The Balanced Strategy Portfolio is subject to the risk that SAAMCo’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Risks of Stock Market Volatility and Securities Selection. The Balanced Strategy Portfolio is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Balanced Strategy Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Balanced Strategy Portfolio’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types of equity stocks may decline under varying market conditions (e.g., “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen). In addition, individual stocks selected for any of the Underlying Funds may under-perform the market generally.

Risks of Investing in Small and Mid Market Capitalization Companies. The Balanced Strategy Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Risks of Bond Market Volatility and Interest Rate Fluctuations. The Balanced Strategy Portfolio is subject to the risks to which the Underlying Funds that invest in bonds and other fixed income securities are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Funds that invest in bonds and other fixed income securities in which it invests, the Balanced Strategy Portfolio share prices, can be negatively affected when interest rates rise and are subject to the risk that bond markets could go up or down (sometimes dramatically). These risks are expected to increase as the Balanced Strategy Portfolio’s allocation to Underlying Funds that invest in bonds and other fixed income securities increases.

Prepayment Risks. The Balanced Strategy Portfolio invests in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be “prepaid” at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

U.S. Government Securities Risk. The Portfolio invests in Underlying Funds that invest significantly in U.S. government Securities. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Disciplined Strategy. The Balanced Strategy Portfolio may invest in certain Underlying Funds that will not deviate from their strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If these Underlying Funds are committed to a strategy that is unsuccessful, these Underlying Funds will not meet their investment objectives. Because these Underlying Funds generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), these Underlying Funds may be more susceptible to general market declines than other mutual funds.

Active Trading. Certain Underlying Funds may engage in active trading of their portfolio securities. Because an Underlying Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds and the Balanced Strategy Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

Risks of Investing in the SunAmerica Alternative Strategy Fund. The Balanced Strategy Portfolio, to the extent it invests in the SunAmerica Alternative Strategies Fund, is subject to the following additional risks (these risks increase as the Balanced Strategy Portfolio’s allocation to the SunAmerica Alternative Strategies Fund increases):

Commodity Exposure Risks. Exposure to the commodities markets may subject the SunAmerica Alternative Strategies Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Hedge Fund Exposure Risks. Indirect exposure to hedge funds may subject the SunAmerica Alternative Strategies Fund to greater volatility than investments in traditional securities. The hedge funds comprising a hedge fund index, for example, invest in and may actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. The managers of the hedge funds also may use proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated. In addition, the hedge fund managers often are entitled to receive performance-based allocations out of the net profits of the hedge funds, which may create an incentive for the managers to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

Futures Contracts Risks. The risks associated with the SunAmerica Alternative Strategies Fund’s use of futures contracts include: (i) although the SunAmerica Alternative Strategies Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the SunAmerica Alternative Strategies Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the SunAmerica Alternative Strategies Fund has insufficient cash to meet margin requirements, the SunAmerica Alternative Strategies Fund may need to sell other investments, including at disadvantageous times.

Risks of Commodity-Linked and Hedge Fund-Linked Notes. The commodity-linked and hedge fund-linked notes in which the SunAmerica Alternative Strategies Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk and hedge fund risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and fixed income securities.

Risks of Commodity-Linked and Hedge Fund-Linked Derivatives. The commodity and hedge fund-linked derivative instruments in which the SunAmerica Alternative Strategies Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked and hedge fund-linked notes and swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the SunAmerica Alternative Strategies Fund earns from these notes and/or swaps as compared to the index.

Subsidiary Risk. The SunAmerica Alternative Strategies Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The investments held by the Subsidiary are similar to those that are permitted to be held by the SunAmerica Alternative Strategies Fund and, therefore, the Subsidiary is subject to risks similar to those of the SunAmerica Alternative Strategies Fund, including the risks of exposure to the commodities markets and hedge funds. Because the Subsidiary is organized under Cayman Islands law and is not registered under the 1940 Act, the Subsidiary is not subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman Islands laws could result in the inability of the SunAmerica Alternative Strategies Fund and/or the Subsidiary to operate as intended. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns.

Risks of Derivative Instruments. The SunAmerica Alternative Strategies Fund can use other derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the SunAmerica Alternative Strategies Fund’s other portfolio investments. There are special risks in particular derivative instruments and hedging strategies the SunAmerica Alternative Strategies Fund might use. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, use of a derivative instrument may result in a significant loss to the SunAmerica Alternative Strategies Fund and reduce its return. The SunAmerica Alternative Strategies Fund could also experience losses if the prices of its derivative instruments were not properly correlated with its other investments.

Risks of Leverage. Managed futures instruments and some other derivatives the SunAmerica Alternative Strategies Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The SunAmerica Alternative Strategies Fund’s use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the SunAmerica Alternative Strategies Fund uses futures and other derivatives for leverage, a shareholder’s investment will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the SunAmerica Alternative Strategies Fund’s investments.

Credit Risk. The commodity-linked notes, hedge fund-linked notes, swaps, “over-the-counter” options, and fixed income securities the SunAmerica Alternative Strategies Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the SunAmerica Alternative Strategies Fund’s income might be reduced. If the issuer fails to pay principal, the SunAmerica Alternative Strategies Fund can lose money on the investment, and its share price may fall.

Counterparty Risk. The SunAmerica Alternative Strategies Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the SunAmerica Alternative Strategies Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the SunAmerica Alternative Strategies Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the SunAmerica Alternative Strategies Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Interest Rate Risk. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the SunAmerica Alternative Strategies Fund’s currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the SunAmerica Alternative Strategies Fund. The SunAmerica Alternative Strategies Fund’s share price can go up or down when interest rates change because of the effect of the change in the value of the SunAmerica Alternative Strategies Fund’s portfolio of fixed income securities and currency and fixed income futures.

Illiquidity Risk. Certain investments may be difficult or impossible to sell at the time and the price that the SunAmerica Alternative Strategies Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the SunAmerica Alternative Strategies Fund invests are generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Foreign Exposure Risk. Investments by the SunAmerica Alternative Strategies Fund that provide exposure to foreign countries, whether directly or indirectly, through a futures contract (e.g., foreign currency futures, foreign equity index futures) or other instrument (e.g., commodity or hedge-fund linked notes issued by foreign banks or indexed to indices with foreign exposure), are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Currency Risk. The SunAmerica Alternative Strategies Fund will be exposed to currency risk through the currency futures in which it invests. Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the SunAmerica Alternative Strategies Fund’s investments in securities or instruments denominated in a foreign currency or may widen existing losses.

Risks of Exchange-Traded Funds. Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the SunAmerica Alternative Strategies Fund could lose money investing in an ETF.

Financial Services Risk. The commodity-linked notes and hedge fund-linked notes in which the SunAmerica Alternative Strategies Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance industries. In addition, companies in the financial services sector may serve as counterparties to other derivative transactions in which the SunAmerica Alternative Strategies Fund engages. As a result, events affecting issuers in the financial services sector may cause the SunAmerica Alternative Strategies Fund’s share value to fluctuate and may impact a company’s creditworthiness or ability to perform under its agreement with the SunAmerica Alternative Strategies Fund.

These risks increase as the Balanced Strategy Portfolio’s allocation to the SunAmerica Alternative Strategies Fund increases.

The following are the non-principal investment risks associated with the Balanced Strategy Portfolio and therefore, also with the Combined Portfolio:

Credit quality. The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating (especially an issuer of high yield bonds) will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Hedging. Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Derivatives. Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Foreign exposure. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Emerging markets. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Illiquidity. Certain securities may be difficult or impossible to sell at the time or price that the seller would like.

Non-Principal Risks of Investing in the SunAmerica Alternative Strategy Fund.

Non-correlation Risk. Although the subadviser to the SunAmerica Alternative Strategies Fund seeks investments that have a low correlation to traditional asset classes, there can be no guarantee that the performance of the SunAmerica Alternative Strategies Fund will, in fact, have a low correlation to traditional asset classes (such as large capitalization stocks or investment grade fixed-income securities) under all market conditions.

Tax Risk. In order for the SunAmerica Alternative Strategies Fund to qualify as a regulated investment company, it must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The IRS has issued a revenue ruling that holds that income derived from commodity-linked swaps is not qualifying income. However, the IRS has issued a private letter ruling to the SunAmerica Alternative Strategies Fund in which the IRS concluded that income from certain commodity index-linked notes is qualifying income. Based on such ruling, the SunAmerica Alternative Strategies Fund will seek to gain exposure to the commodities markets primarily through investments in commodity index-linked notes. In addition the IRS has issued a private letter ruling to the SunAmerica Alternative Strategies Fund in which the IRS concluded that income from the Subsidiary is qualifying income. Based on such ruling, the SunAmerica Alternative Strategies Fund will seek to gain commodities exposure and hedge fund exposure (which may include investments in the commodities sectors) through investments in the Subsidiary. The tax treatment of commodity-linked notes and hedge fund-linked notes and other investments by the SunAmerica Alternative Strategies Fund may be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the SunAmerica Alternative Strategies Fund’s taxable income or gains and distributions made by the SunAmerica Alternative Strategies Fund.

Index Risk. The SunAmerica Alternative Strategies Fund will have exposure to broad-based commodity and hedge fund indexes. The sponsors of these indexes are under no obligation to continue the calculation and dissemination of the indexes. The sponsors of the indexes may at any time or from time to time modify the calculation or construction of the indexes. In addition, the sponsors of the indexes may discontinue or suspend the calculation or publication of the indexes. None of the index sponsors has any obligation or responsibility to the SunAmerica Alternative Strategies Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the SunAmerica Alternative Strategies Fund of any such modification, discontinuance or suspension.

Fundamental Investment Restrictions

Each of the Portfolios has identical investment restrictions (and exclusions). The complete list of the fundamental investment restrictions of the Portfolios is set out in “Appendix B—Fundamental Investment Restrictions.”

Performance Information

The following Risk/Return Bar Charts and Tables illustrate the risks of investing in each Portfolio by showing changes in each Portfolio’s performance from calendar year to calendar year, and compares each Portfolio’s average annual returns to those of relevant indices used as a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how each Portfolio will perform in the future. For more information concerning the performance of each Target Portfolio, please refer to the Target Portfolios Prospectus and the Annual Report to Shareholders of the Target Funds for the fiscal year ended October 31, 2010 (the “Target Portfolios Annual Report”). For more information concerning the performance of the Balanced Strategy Portfolio, please refer to the Balanced Strategy Portfolio Prospectus and the Balanced Strategy Portfolio Annual Report. Updated information on each Portfolio’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Fixed Income Strategy Portfolio

FIXED INCOME STRATEGY PORTFOLIO (Class A)

Best Quarter: 4.47% (quarter ended June 30, 2003)

Worst Quarter: –2.90% (quarter ended December 31, 2008)

Fixed Income Strategy Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2010

	Average Annual Total Returns
	(as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Since Inception (11/8/2002)
Class A Shares—Return Before Taxes	–1.58%	1.52%	2.95%
Return After Taxes on Distributions	–3.09%	–0.05%	1.38%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	–1.03%	0.45%	1.65%
Class B Shares—Return Before Taxes	–0.23%	1.74%	3.04%
Class C Shares—Return Before Taxes	2.68%	2.07%	3.03%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.07%

(1)	When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Fixed Income and Equity Strategy Portfolio

FIXED INCOME AND EQUITY STRATEGY PORTFOLIO (Class A)*

Best Quarter: 8.32% (quarter ended June 30, 2003)

Worst Quarter: –8.64% (quarter ended December 31, 2008)

*	The returns of Class A are shown in the bar chart and table, as Class A shares have the same inception date as the Portfolio’s other classes and Class A shares have the largest amount of net assets.

Fixed Income and Equity Strategy Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2010

	Average Annual Total Returns
	(as of the periods ended December 31, 2010)
	Past One Year	Past Five Years	Since Inception (11/8/2002)
Class A Shares—Return Before Taxes	–0.62%	–0.20%	2.79%
Return After Taxes on Distributions	–1.57%	–1.53%	1.48%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	–0.41%	–0.73%	1.80%
Class B Shares—Return Before Taxes	0.73%	–0.01%	2.85%
Class C Shares—Return Before Taxes	3.72%	0.33%	2.85%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.07%

(1)	When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Balanced Strategy Portfolio

BALANCED STRATEGY PORTFOLIO (Class A)*

Best Quarter: 13.20% (quarter ended June 30, 2003)

Worst Quarter: –15.92% (quarter ended December 31, 2008)

*	The returns of Class A are shown in the bar chart and table, as Class A shares have the same inception date as the Portfolio’s other classes and Class A shares have the largest amount of net assets.

Balanced Strategy Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2010

	Average Annual Total Returns
	(as of the periods ended December 31, 2010)
	One Year	Five Years	Since Inception (11/8/2002)
Class A Shares—Return Before Taxes	3.27%	0.27%	4.57%
Return After Taxes on Distributions	2.66%	–1.05%	3.43%
Return After Taxes on Distributions and Sale of Portfolio Shares(1)	2.18%	–0.15%	3.60%
Class B Shares—Return Before Taxes	4.75%	0.49%	4.65%
Class C Shares—Return Before Taxes	7.83%	0.83%	4.66%
Russell 3000® Index	16.93%	2.74%	7.23%

(1)	When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above tables. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A; after-tax returns for other classes will vary.

Because the Combined Portfolio will most closely resemble the Balanced Strategy Portfolio, the Balanced Strategy Portfolio will be the accounting survivor of each Reorganization. The Combined Portfolio will also maintain the performance history of the Balanced Strategy Portfolio at the closing of each Reorganization.

Management of the Portfolios

Target Portfolios. SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, serves as the investment adviser to each Target Portfolio. SAAMCo provides various administrative services and supervises the daily business of each Target Portfolio, and receives a management fee as compensation for its services. SAAMCo is a wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

On September 22, 2008, AIG, the ultimate parent of SAAMCo, SunAmerica Capital Services, Inc. and SunAmerica Fund Services, Inc., entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Timothy Pettee, Senior Vice President and Chief Investment Officer at SAAMCo, is the portfolio manager for the Target Portfolios and is primarily responsible for the day-to-day management of the Target Portfolios. Mr. Pettee has been the portfolio manager of the Portfolios since August 2008. Prior to joining SAAMCo in 2003, Mr. Pettee was Executive Vice President and Global Director of Research with Schroder Investment Management and Director of Research with U.S. Trust Co.

As noted below, Mr. Pettee will manage the Combined Portfolio following the Reorganizations.

The Target Portfolios SAI provides additional information about the compensation of the Target Portfolios’ portfolio manager, other accounts managed by such manager and such manager’s ownership of securities in the relevant Target Portfolio and other funds managed by SAAMCo.

Balanced Strategy Portfolio. SAAMCo serves as the investment adviser to the Balanced Strategy Portfolio. SAAMCo provides various administrative services and supervises the daily business of the Balanced Strategy Portfolio, and receives a management fee as compensation for its services.

Timothy Pettee is the portfolio manager of the Balanced Strategy Portfolio and is primarily responsible for the day-to-day management of the Balanced Strategy Portfolio. Mr. Pettee will continue to serve as the portfolio manager of the Balanced Strategy Portfolio and will continue to be primarily responsible for the day-to-day management of the Balanced Strategy Portfolio following the Reorganization.

The Balanced Strategy Portfolio SAI provides additional information about the compensation of the Balanced Strategy Portfolio’s portfolio manager, other accounts managed by such manager, and such manager’s ownership of securities in the Balanced Strategy Portfolio and other funds managed by SAAMCo.

Combined Portfolio. As discussed below under “Investment Advisory and Management Agreements,” following the Reorganization, SAAMCo will serve as investment adviser to the Combined Portfolio. Mr. Pettee will be the portfolio manager of the Combined Portfolio and will be primarily responsible for the day-to-day management of the Combined Portfolio following the Reorganizations.

Investment Advisory and Management Agreements

SAAMCo is each Target Portfolio’s and the Balanced Strategy Portfolio’s investment adviser and manages each Portfolio’s investments and its business operations subject to the oversight of the Board of Directors. Pursuant to an Investment Advisory and Management Agreement between the Corporation, on behalf of each Portfolio, and SAAMCo (the “Management Agreement”), SAAMCo serves as investment adviser for, and selects and manages the investments of, each Portfolio and, obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. SAAMCo also provides various administrative services to each Portfolio.

Pursuant to the Management Agreement, SAAMCo receives for its services to the relevant Portfolio monthly compensation at the annual rate of 0.10% of the average daily net assets of the Portfolio. SAAMCo is voluntarily waiving fees and/or reimbursing expenses for each of the Portfolios so that the total net expense ratios for Class A, Class B and Class C do not exceed 0.25%, 0.90% and 0.90%, respectively. For purposes of voluntary waivers and/or reimbursements, the net expense ratios reflect operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses. As set out in the Fee Tables on pages 13 to 18, Acquired Fund Fees and Expenses for each of the Fixed Income Strategy Portfolio, the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio for the fiscal year ended October 31, 2010 were 1.12%, 1.29% and 1.40%, respectively. Acquired Fund Fees and Expenses may vary depending on the Underlying Funds in which each Portfolio invests. This variation could impact a Portfolio’s expense ratio from year to year and could also result in a Portfolio having a higher expense ratio than another Portfolio when including Acquired Fund Fees and Expenses even though the Portfolio has a lower expense ratio without including Acquired Fund Fees and Expenses.

Any waivers or reimbursements made by SAAMCo with respect to a Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations. These expense waivers and/or fee reimbursements may be terminated at any time at the option of SAAMCo. For the fiscal year ended October 31, 2010, SAAMCo did not voluntarily reimburse or recoup expenses for Class A, Class B or Class C shares of the Balanced Strategy Portfolio. For the fiscal year ended October 31, 2010, SAAMCo voluntarily reimbursed the expenses of the Fixed Income Strategy Portfolio in the amount of 0.46% for Class A shares, 0.61% for Class B shares and 0.47% for Class C shares. For the fiscal year ended October 31, 2010, SAAMCo voluntarily reimbursed the expenses of the Fixed Income and Equity Strategy Portfolio in the amount of 0.27% for Class A shares, 0.37% for Class B shares and 0.26% for Class C shares.

A discussion regarding the basis for the Board of Directors’ approval of the Management Agreement is available in the Target Portfolios Annual Report and Balanced Strategy Portfolio Annual Report.

Combined Portfolio. If the shareholders of each Target Portfolio approve the Reorganization relating to their Portfolio, the Combined Portfolio will be managed by SAAMCo pursuant to the Management Agreement, as described above. It should be noted that since the Portfolios are party to the same Management Agreement, the services provided to each Portfolio are identical.

Service Agreements

SunAmerica Fund Services, Inc. serves as each Portfolio’s servicing agent (the “Servicing Agent”) pursuant to service agreement (“Service Agreement”) entered into between the Corporation, on behalf of each Portfolio, and the Servicing Agent. Under the terms of the Service Agreement, the Servicing Agent, a SAAMCo affiliate, assists the Portfolio’s transfer agent in providing certain shareholder services. The Servicing Agent is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, the Servicing Agent receives reimbursement from the Portfolio of its costs, which include all direct transfer agency fees and out-of-pocket expenses.

Since the Portfolios are party to the same Service Agreement, the services provided to each Portfolio are identical.

Combined Portfolio. The Service Agreement will remain in place with respect to the Combined Portfolio following the Reorganizations.

Other Service Providers

State Street Bank and Trust Co. (“State Street”), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and as transfer agent for each Portfolio and in those capacities maintains certain financial and accounting books and records pursuant to separate agreements with the Corporation, on behalf of each Portfolio. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street. PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, TX 77002-5678, serves as each Portfolio’s independent registered public accounting firm and in that capacity examines the annual financial statements of each Portfolio. The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to each Portfolio.

Combined Portfolio. Following the Reorganizations, the Balanced Strategy Portfolio’s current service providers will service the Combined Portfolio. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Combined Portfolio or its shareholders.

Distribution and Service Fees

The Corporation, on behalf of each class of the relevant Portfolios, has entered into a distribution agreement (the “Distribution Agreement”) with SunAmerica Capital Services, Inc. (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of each Portfolio through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolios (see “Distribution Plans” below).

Continuance of the Distribution Agreement with respect to the Portfolios is subject to annual approval by vote of the Board of Directors, including a majority of the Independent Directors. The Corporation and the

Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolios on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to such rule, the Directors have adopted Distribution Plans for Class B and Class C shares (the “Class B Plan” and the “Class C Plan,” and collectively the “Distribution Plans”). There is no Distribution Plan in effect for Class A and Class I shares. Reference is made to “Shareholder Account Information” in each Portfolio’s Prospectus for certain information with respect to the Distribution Plans.

Under the Class B and Class C Plans, the Distributor may receive payments from each Portfolio at the annual rate of 0.65% of the average daily net assets of each Portfolio’s Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. In addition to distribution payments by the Portfolios, the Distributor may receive distribution payments from the Underlying Funds of up to 0.10% and account maintenance fees of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to the Distributor or certain securities firms for providing account maintenance services.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

Combined Portfolio. Following the Reorganizations, the Combined Portfolio will be subject to the Balanced Strategy Portfolio Distribution Plans, as described above, for its share classes. In addition, the Combined Portfolio will be subject to the Distribution Agreement. It should be noted that since the Portfolios are party to the same Distribution Agreement, the services provided to each Portfolio are identical.

Dividends and Distributions

The Portfolios generally distribute most or all of their net earnings in the form of dividends. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Portfolio. Dividends from the net investment income of the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio will normally be declared and paid quarterly. Dividends from the net investment income of the Fixed Income Strategy Portfolio will normally be declared daily and paid quarterly. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

The policies with respect to payment of dividends and capital gains distributions of the Balanced Strategy Portfolio will remain in place for the Combined Portfolio. Shareholders should refer to the Balanced Strategy Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Target Portfolios Prospectus for the policies with respect to payment of dividends and capital gains distributions under the heading “Shareholder Account Information.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Portfolio and the Balanced Strategy Portfolio are identical and such procedures will remain in place for the Combined Portfolio. Shareholders should refer to the Balanced Strategy Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Target Portfolios Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares under the heading “Shareholder Account Information.” In addition to the policies described therein, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fees and Expenses” above.

Market Timing Trading Policies and Procedures

The market timing trading policies and procedures of each Target Portfolio and the Balanced Strategy Portfolio are identical, and such policies and procedures will remain in place for the Combined Portfolio. Shareholders should refer to the Balanced Strategy Portfolio Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Target Portfolios Prospectus for the specific market timing trading policies and procedures under the heading “Shareholder Account Information—Market Timing Trading Policies and Procedures.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the Balanced Strategy Portfolio may be found in the Balanced Strategy Portfolio Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

General

Under each Reorganization Agreement, the relevant Target Portfolio will transfer its assets to the Balanced Strategy Portfolio in exchange for the assumption by the Balanced Strategy Portfolio of the Target Portfolio’s liabilities and Class A, Class B, and Class C shares of the Balanced Strategy Portfolio. For more details about the Reorganization Agreements, see Appendix C—“Form of Agreement and Plan of Reorganization.” The shares of the Balanced Strategy Portfolio issued to each Target Portfolio will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Portfolio’s shares outstanding immediately prior to the applicable Reorganization. Upon receipt by a Target Portfolio of the shares of the Balanced Strategy Portfolio, the Target Portfolio will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix C), the Target Portfolio will be terminated as a series of the Corporation under applicable state law.

The distribution of Balanced Strategy Portfolio shares to each Target Portfolio’s shareholders will be accomplished by opening new accounts on the books of the Balanced Strategy Portfolio in the names of the Target Portfolio shareholders and transferring to those shareholder accounts the shares of the Balanced Strategy Portfolio. Such newly-opened accounts on the books of the Balanced Strategy Portfolio will represent the respective pro rata number of shares of the same class of the Balanced Strategy Portfolio that the relevant Target Portfolio receives under the terms of its Reorganization Agreement. See “Terms of the Reorganization Agreements” below.

Accordingly, as a result of a Reorganization, the relevant Target Portfolio shareholders will own the same class of shares of the Balanced Strategy Portfolio having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Target Portfolio shares immediately prior to the Closing Date. Each Reorganization will not result in dilution of either Portfolio’s NAV. However, as a result of a Reorganization, a shareholder of the relevant Target Portfolio or the Balanced Strategy Portfolio will hold a reduced percentage of ownership in the larger Combined Portfolio than the shareholder did in the applicable Portfolio.

No sales charge or fee of any kind will be assessed to the relevant Target Portfolio shareholders in connection with their receipt of shares of the Balanced Strategy Portfolio in the Reorganization relating to their Portfolio, although shareholders who receive Class B and Class C shares in the Reorganization (and Class A shares subject to the CDSC for purchases of $1,000,000 or more) will continue to be subject to a contingent deferred sales change (“CDSC”) if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any CDSC applicable to shares of the Balanced Strategy Portfolio acquired in a Reorganization will be measured from the earlier of the time (i) the shares were purchased from the relevant Target Portfolio or (ii) shares were purchased from any other funds distributed by the Distributor and subsequently were exchanged for shares of the Target Portfolio. Redemptions made after a Reorganization may be subject to CDSCs, as described in the Balanced Strategy Portfolio Prospectus.

Terms of the Reorganization Agreements

Pursuant to each Reorganization Agreement, the Balanced Strategy Portfolio will acquire the assets of the relevant Target Portfolio on the Closing Date in consideration for the assumption of the Target Portfolio’s liabilities and shares of the Balanced Strategy Portfolio.

On the Closing Date, the relevant Target Portfolio will transfer to the Balanced Strategy Portfolio its assets in exchange solely for Class A, Class B and Class C shares of the Balanced Strategy Portfolio that are equal in value to the value of the net assets of the Target Portfolio transferred to the Balanced Strategy Portfolio as of the Closing Date, as determined in accordance with the Balanced Strategy Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Balanced Strategy Portfolio of the liabilities of the Target Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the relevant Target Portfolio will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each Target Portfolio expects to distribute the shares of the Balanced Strategy Portfolio to the shareholders of the Target Portfolio promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Portfolio will be redeemed in accordance with Maryland law and the charter of the Corporation. Thereafter, the Target Portfolio will be terminated as a series of the Corporation under Maryland law.

Each of the Fixed Income Strategy Portfolio, the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Portfolio’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Corporation of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Portfolio to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

Each Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Portfolio.

The Board of Directors recommends that you vote to approve the Reorganization relating to your Portfolio, as it believes the Reorganization is in the best interests of the Portfolio (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Portfolio will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganizations

The Board of Directors evaluated each Reorganization independently of the other Reorganization and approved each Reorganization separately. The factors considered by the Board of Directors with regard to each Reorganization include, but are not limited to, the following:

•

The investment objectives of the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio are similar and certain investment strategies and techniques of the relevant Target Portfolios and the Balanced Strategy Portfolio are compatible and similar; however, certain investment strategies and techniques are different. See “Summary—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization involving the Fixed Income Strategy Portfolio, shareholders of the Fixed Income Strategy Portfolio will be invested in a Combined Portfolio with compatible investment strategies and techniques. The fund of funds strategy of the Combined Portfolio will remain comparable to that of the shareholders’ current investment. However, shareholders of the Fixed Income Strategy Portfolio will be invested in a Portfolio that uses a fund of funds strategy focusing on equities and fixed income securities, instead of one focusing on fixed income securities, and a Portfolio that does not invest at least 80% of its net assets in Underlying Funds that invest primarily in fixed income securities, and therefore shareholders of the Fixed Income Strategy Portfolio will be subject to the risks associated with an investment in a Portfolio that uses a fund of funds strategy focusing on equities and fixed income securities instead of one focusing on fixed income securities, and a Portfolio that does not invest at least 80% of its net assets in Underlying Funds that invest primarily in fixed income securities.

Through the Reorganization involving the Fixed Income and Equity Strategy Portfolio, shareholders of the Fixed Income and Equity Strategy Portfolio will be invested in a Combined Portfolio with similar investment objectives and compatible investment strategies and techniques. The fund of funds strategy of the Combined Portfolio will remain comparable to that of the shareholders’ current investment. However, shareholders of the Fixed Income and Equity Strategy Portfolio will be invested in a Portfolio that uses a fund of funds strategy focusing on equities and fixed income securities, instead of one focusing on fixed income securities, and secondarily, on equities, and a Portfolio that does not invest at least 80% of its net assets in Underlying Funds that invest primarily in fixed income and/or equity securities, and therefore shareholders of the Fixed Income and Equity Strategy Portfolio will be subject to the risks associated with an investment in a Portfolio that uses a fund of funds strategy focusing on equities and fixed income securities, instead of one focusing on fixed income securities, and secondarily, on equities, and a Portfolio that does not invest at least 80% of its net assets in Underlying Funds that invest primarily in fixed income and/or equity securities.

Each Target Portfolio and the Balanced Strategy Portfolio are each subject to similar principal and non-principal risks. For a discussion of the principal and other risks associated with an investment in the Balanced Strategy Portfolio and, therefore the Combined Portfolio, please see “Comparison of the Portfolios—Principal and Other Investment Risks.”

•	The possibility that the Combined Portfolio may achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Portfolio may permit the Combined Portfolio to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Portfolio may achieve greater portfolio diversity. This potential benefit will largely depend on the growth of the Combined Portfolio and may not be achieved solely as a result of the Reorganizations.

•	The expectation that the Combined Portfolio will have a projected total annual fund operating expense ratio lower than that of each Target Portfolio.

Shareholders of each class of each Target Portfolio are expected to experience a lower total annual fund operating expense ratio in the Combined Portfolio than they had in the Target Portfolio prior to the applicable Reorganization. The Board also noted that each Target Portfolio and the Combined Portfolio are subject to the same voluntary expense caps (which may be terminated at any time at the option of SAAMCo). The Board further considered, however, that because the Balanced Strategy Portfolio incurred a higher level of Acquired Fund Fees and Expenses than each Target Portfolio for the fiscal year ended October 31, 2010 (1.40% for the Balanced Strategy Portfolio, 1.12% for the Fixed Income Strategy Portfolio and 1.29% for the Fixed Income and Equity Strategy Portfolio), its net expense ratio (after voluntary waivers, but including Acquired Fund Fees and Expenses) was higher than that of each Target Portfolio. The Directors also observed that the level of Acquired Fund Fees and Expenses incurred by a Portfolio may vary depending on the Underlying Funds in which each Portfolio invests. See “Summary—Fees and Expenses” on pages 13 to 18 and “Investment Advisory and Management Agreements” on pages 35 to 36.

•

The personnel of SAAMCo who will manage the Combined Portfolio. The Directors considered the fact that SAAMCo will continue to serve as the investment adviser of the Combined Portfolio after the Reorganizations.

The Directors noted that the same portfolio manager currently manages each of the Portfolios and will continue to serve as the portfolio manager of the Combined Portfolio following the completion of the Reorganizations.

•

The relative performance histories of each of the Target Portfolios and the Balanced Strategy Portfolio and the fact that the Balanced Strategy Portfolio has generally had better performance compared with each Target Portfolio.

While not predictive of future results, the Board of Directors reviewed the relative performance of each of the Target Portfolios and the Balanced Strategy Portfolio over different time periods compared with each other and to the relative benchmarks applicable to each Portfolio. The Directors noted that the current portfolio manager of the Balanced Strategy Portfolio, who has managed the Portfolio since 2008, would be the portfolio manager of the Combined Portfolio following the Reorganizations. The Balanced Strategy Portfolio will be the accounting survivor of each Reorganization. The Combined Portfolio will also maintain the performance history of the Balanced Strategy Portfolio at the closing of each Reorganization.

•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of a Reorganization, as each Reorganization is expected to be a tax-free transaction.

Each Reorganization contemplates a tax-free transfer of the assets of the relevant Target Portfolio in exchange for the assumption of the Target Portfolio’s liabilities and shares of the Balanced Strategy Portfolio. Shareholders will receive Balanced Strategy Portfolio shares equivalent to the aggregate NAV of their Target Portfolio shares and will pay no federal income tax on the transaction.

•	The costs associated with each Reorganization will be borne solely by SAAMCo or its affiliates and will not be borne by shareholders.

Shareholders will not bear the costs associated with the Reorganization relating to their Portfolio, including proxy solicitation expenses. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by SAAMCo or its affiliates. Shareholders will not have to pay any sales charge on the Balanced Strategy Portfolio shares received in the Reorganization relating to their Portfolio. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their Target Portfolio shares will carry over to the Balanced Strategy Portfolio shares they receive in the Reorganization.

For these and other reasons, the Board of Directors concluded that, based upon the factors and determinations summarized above, consummation of each Reorganization is in the best interests of the relevant Target Portfolio and the interests of the Target Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of a Target Portfolio as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that the Corporation, on behalf of each Portfolio, receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Portfolio, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Portfolio and the Balanced Strategy Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Portfolio or by the Balanced Strategy Portfolio upon the transfer of substantially all of the assets of the Target Portfolio to the Balanced Strategy Portfolio solely in exchange for the shares of the Balanced Strategy Portfolio and the assumption by the Balanced Strategy Portfolio of certain liabilities of the Target Portfolio, or upon the distribution of the shares of the Balanced Strategy Portfolio by the Target Portfolio to its shareholders in the subsequent liquidation of the Target Portfolio except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Portfolio’s taxable year due to the Reorganization.

•

No gain or loss will be recognized by a shareholder of the Target Portfolio who exchanges all of his, her or its shares of the Target Portfolio solely for the shares of the Balanced Strategy Portfolio pursuant to the Reorganization.

•

The tax basis of the shares of the Balanced Strategy Portfolio received by a shareholder of the Target Portfolio pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Portfolio surrendered in exchange therefor.

•

The holding period of the shares of the Balanced Strategy Portfolio received by a shareholder of the Target Portfolio pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Portfolio surrendered in exchange therefor provided that the Target Portfolio Shareholder held the Target Portfolio shares as capital assets at the time of the Reorganization.

•

The Balanced Strategy Portfolio’s tax basis in assets of the Target Portfolio received by the Balanced Strategy Portfolio pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Portfolio immediately prior to the Reorganization, and the Balanced Strategy Portfolio’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Portfolio.

The opinion of Willkie Farr & Gallagher LLP relating to each Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Balanced Strategy Portfolio and the relevant Target Portfolio and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the respective Target Portfolio, the Balanced Strategy Portfolio, or the respective shareholders of each from the marking to market of certain categories of assets as of the closing of the taxable year of each Target Portfolio at the time of the applicable Reorganization. An opinion of counsel is not binding on the IRS or any court.

The Balanced Strategy Portfolio intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Target Portfolio and its shareholders.

Prior to the Closing Date, each Target Portfolio will declare a distribution to its shareholders, if any, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

While the portfolio manager of the Balanced Strategy Portfolio does not anticipate requesting the disposition of a portion of either Target Portfolio’s portfolio holdings (i.e., the Underlying Funds) before the closing of the applicable Reorganization, he does anticipate disposing of a substantial portion (approximately 92% as of March 31, 2011) of the Fixed Income Strategy Portfolio’s and a substantial portion (approximately 54% as of March 31, 2011) of the Fixed Income and Equity Strategy Portfolio’s portfolio holdings (i.e., the Underlying Funds) following the closing of the Reorganization. The extent of these anticipated sales is primarily due to the rebalancing of the Combined Portfolio within the targeted asset allocation ranges for the Balanced Strategy Portfolio. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Fixed Income Strategy Portfolio’s or the Fixed Income and Equity Strategy Portfolio’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Fixed Income Strategy Portfolio or the Fixed Income and Equity Strategy Portfolio, as the case may be, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, the Balanced Strategy Portfolio has approximately $78,943,523 of capital loss carryforwards, which may used be to offset any capital gains. Based on the net capital loss positions of the Fixed Income Strategy Portfolio, the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio as of March 31, 2011, including any available capital loss carryforwards, it is not expected that the anticipated sales of portfolio holdings post-Reorganization will result in any capital gains to be distributed to shareholders by the Combined Fund. While it is not expected that the anticipated sales of portfolio holdings, as described above, will result in any capital gains, the amount of capital gains realized will depend on, among other things, changes in portfolio composition and market conditions at the time of the sales. SAAMCo has estimated that there will not be any brokerage commission or other transaction costs associated with the portfolio repositioning.

The Balanced Strategy Portfolio will succeed to the capital loss carryforwards, if any, of each Target Portfolio, which will be subject to the limitations described below. Each of the Portfolios have capital loss carryforwards that, in the absence of the applicable Reorganization, would generally be available to offset their respective capital gains. As a result of each Reorganization, however, each Target Portfolio is expected to undergo an “ownership change” for tax purposes (because each Target Portfolio is smaller than the Balanced Strategy Portfolio), and, accordingly, its capital loss carryforwards and certain built-in losses, if any, will be subject to the loss limitation rules of the Code. The Code limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally, the product of the net asset value of the entity undergoing the ownership change and a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to an overall eight-year capital loss carryforward limit for losses generated in taxable years beginning before December 31, 2010, as measured from the date of recognition. The Balanced Strategy Portfolio’s capital loss carryforwards should not be limited by reason of the applicable Reorganization.

In addition, for five years beginning after the Closing Date of each Reorganization, the Combined Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Portfolio with capital loss carryforwards and certain built-in losses attributable to another Portfolio. The Balanced Strategy Portfolio had capital loss carryforwards, as of its last fiscal year end October 31, 2010, of approximately $78,943,523. The Fixed Income Strategy Portfolio had capital loss carryforwards, as of its last fiscal year end October 31, 2010, of approximately $1,965,489. The Fixed Income and Equity Strategy Portfolio had capital loss carryforwards, as of its last fiscal year end October 31, 2010, of approximately $7,353,702. Each of the capital loss carryforwards will expire between 2016 and 2018.

Shareholders of each Target Portfolio may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization relating to their Portfolio. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganizations

SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs.

Expenses incurred in connection with each Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Portfolio’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Portfolio’s financial statements in the Form N-14; proxy solicitation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. There are not expected to be any brokerage commissions or other transaction costs associated with any pre- or post-Reorganization portfolio repositioning since the Portfolios employ a fund of funds strategy. The total expenses incurred in connection with the Reorganizations are estimated to be approximately $290,125. None of the Portfolios will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If a Reorganization is approved, the Balanced Strategy Portfolio will establish an account for the relevant Target Portfolio shareholders containing the appropriate number of shares of the Balanced Strategy Portfolio. Shareholders of a Target Portfolio who are accumulating Target Portfolio shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to Target Portfolio shares will retain the same rights and privileges after the Reorganization relating to their Portfolio in connection with the shares of the Balanced Strategy Portfolio received in the Reorganization through similar plans maintained by the Balanced Strategy Portfolio.

It will not be necessary for shareholders of each Target Portfolio to whom certificates have been issued to surrender their certificates. Upon the termination of each Target Portfolio, such certificates will become null and void. Generally, no certificates for the Balanced Strategy Portfolio will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of each Reorganization and issuance of shares of the Balanced Strategy Portfolio will be passed on by Willkie Farr & Gallagher LLP, counsel to the Corporation, and Venable LLP, Maryland counsel to the Corporation.

OTHER INFORMATION

Capitalization

The following table sets forth as of October 31, 2010: (i) the unaudited capitalization of the Fixed Income Strategy Portfolio; (ii) the unaudited capitalization of the Fixed Income and Equity Strategy Portfolio; (iii) the unaudited capitalization of the Balanced Strategy Portfolio; and (iv) the unaudited pro forma combined capitalization of the Combined Portfolio assuming each Reorganization has been approved. The capitalizations are likely to be different when a Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Portfolio	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fixed Income Strategy Portfolio
Class A	$8,073,537	$11.89	679,106
Class B	3,823,004	11.88	321,901
Class C	6,750,194	11.87	568,547

Total	$18,646,735		1,569,554

Fixed Income and Equity Strategy Portfolio
Class A	$11,345,887	$11.39	996,495
Class B	5,130,878	11.37	451,126
Class C	10,838,612	11.38	952,701

Total	$27,315,377		2,400,322

Portfolio	Net Assets		Net Asset Value Per Share	Shares Outstanding
Balanced Strategy Portfolio
Class A	$78,519,085		$12.34	6,364,582
Class B	40,267,409		12.27	3,282,809
Class C	79,526,241		12.30	6,464,038
Class I	$890,532		12.36	72,075

Total	$199,203,267			16,183,504

Pro Forma Adjustments (assuming the Reorganization of only the Fixed Income Strategy Portfolio into the Balanced Strategy Portfolio)
Class A	$(904	)A		(24,922	)B
Class B	(428	)A		(10,363	)B
Class C	(757	)A		(19,812	)B

Total	(2,089)			(55,097)

Pro Forma Combined Portfolio (assuming the Reorganization of only the Fixed Income Strategy Portfolio into the Balanced Strategy Portfolio)
Class A	$86,591,718		$12.34	7,018,766
Class B	44,089,985		12.27	3,594,347
Class C	86,275,678		12.30	7,012,773
Class I	890,532		12.36	72,075

Total	$217,847,913			17,697,961

Pro Forma Adjustments (assuming the Reorganization of only the Fixed Income and Equity Strategy Portfolio into the Balanced Strategy Portfolio)
Class A	$(868	)A		(77,126	)B
Class B	(392	)A		(32,993	)B
Class C	(829	)A		(71,580	)B

Total	$(2,089)			(181,699)

Pro Forma Combined Portfolio (assuming the Reorganization of only the Fixed Income and Equity Strategy Portfolio into the Balanced Strategy Portfolio)
Class A	$89,864,104		$12.34	7,283,951
Class B	45,397,895		12.27	3,700,942
Class C	90,364,024		12.30	7,345,159
Class I	890,532		12.36	72,075

Total	$226,516,555			18,402,127

Pro Forma Adjustments (assuming the Reorganization of each of the Fixed Income Strategy Portfolio and the Fixed Income and Equity Strategy Portfolio into the Balanced Strategy Portfolio)
Class A	$(1,772	)A		(102,048	)B
Class B	(820	)A		(43,356	)B
Class C	(1,586	)A		(91,392	)B

Total	$(4,178)			(236,796)

Portfolio	Net Assets	Net Asset Value Per Share	Shares Outstanding
Pro Forma Combined Portfolio (assuming the Reorganization of each of the Fixed Income Strategy Portfolio and the Fixed Income and Equity Strategy Portfolio into the Balanced Strategy Portfolio)
Class A	$97,936,737	$12.34	7,938,135
Class B	49,220,471	12.27	4,012,480
Class C	97,113,461	12.30	7,893,894
Class I	890,532	12.36	72,075

Total	$245,161,201		19,916,584

A

To adjust for the remaining balances of any prepaid expenses of the Fixed Income Strategy Portfolio and the Fixed Income and Equity Strategy Portfolio to be expensed prior to applicable Reorganization.

B	To adjust for a tax-free exchange of Fixed Income Strategy Portfolio and Fixed Income and Equity Strategy Portfolio shares for shares of the Balanced Strategy Portfolio.

Shareholder Information

As of March 17, 2011, there were approximately 1,344,909 shares of the Fixed Income Strategy Portfolio outstanding and there were approximately 2,262,871 shares of the Fixed Income and Equity Strategy Portfolio outstanding. As of such date, the Directors and officers of the Corporation as a group owned less than 1% of the shares of each Target Portfolio. As of March 17, 2011, no person was known by either Target Portfolio to own beneficially or of record 5% or more of any class of shares of the Target Portfolio except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Portfolio	% of Combined Portfolio Post- closing
Fixed Income Strategy Portfolio
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST, 2ND FLOOR JACKSONVILLE FL 32246-6484	B	8.34%	1.61%	0.11%

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST, 2ND FLOOR JACKSONVILLE FL 32246-6484	C	17.73%	6.97%	0.46%

Fixed Income and Equity Strategy Portfolio
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST, 2ND FLOOR JACKSONVILLE FL 32246-6484	B	11.37%	1.92%	0.21%

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST, 2ND FLOOR JACKSONVILLE FL 32246-6484	C	20.19%	7.77%	0.86%

As of March 17, 2011, there were approximately 15,097,457 shares of the Balanced Strategy Portfolio outstanding. As of such date, the Directors and officers of the Corporation as a group owned less than 1% of the shares of the Balanced Strategy Portfolio. As of March 17, 2011, no person was known by the Balanced Strategy Portfolio to own beneficially or of record 5% or more of any class of shares of the Balanced Strategy Portfolio except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Portfolio	% of Combined Portfolio Post- Closing
Balanced Strategy Portfolio
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST, 2ND FLOOR JACKSONVILLE FL 32246-6484	B	12.81%	2.57%	2.11%

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97ME8 4800 DEER LAKE DRIVE EAST, 2ND FLOOR JACKSONVILLE FL 32246-6484	C	19.95%	1.25%	1.03%

Shareholder Rights and Obligations

Because the Target Portfolios and the Balanced Strategy Portfolio are each series of the Corporation, a corporation organized and governed under the laws of the State of Maryland, the organizational documents that govern each Portfolio are the same. The Corporation is an open-end management investment company organized as a corporation under the laws of the State of Maryland on July 3, 1996.

The total number of shares of common stock authorized under the Corporation’s charter is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000). The Balanced Strategy Portfolio consists of 100,000,000 shares and is divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Fixed Income Strategy Portfolio consists of 75,000,000 shares and is divided into three classes of shares, designated as Class A, Class B and Class C. The Fixed Income and Equity Strategy Portfolio consists of 75,000,000 shares and is divided into three classes of shares, designated as Class A, Class B and Class C. Each of the Portfolios will continue indefinitely until terminated.

With respect to each Portfolio, shares of the same class within such Portfolio have equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Each Portfolio and class of shares within such Portfolio bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Board of Directors has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the Balanced Strategy Portfolio, all shares entitled to vote are voted in the aggregate and not by class. The shares of each Target Portfolio have identical voting rights.

There are no preemptive rights in connection with shares of either of the Target Portfolios or the Balanced Strategy Portfolio. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Balanced Strategy Portfolio, issued in the connection with the Reorganizations), all shares are fully paid and non-assessable.

Shareholder Proposals

Each of the Target Portfolios and the Balanced Strategy Portfolio does not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Neither Target Portfolio (in the event the Reorganization relating to such Portfolio is not completed), nor the Balanced Strategy Portfolio intends to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Gregory N. Bressler, Secretary, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Portfolio within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Fixed Income Strategy Portfolio and the Fixed Income and Equity Strategy Portfolio and the Board of Directors primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about May 6, 2011. Target Portfolio shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Portfolios and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. Each Target Portfolio has retained The Altman Group, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Target Portfolio shareholders may receive a telephone call from The Altman Group asking them to vote. The proxy solicitation expenses in connection with the Reorganizations are estimated to be approximately $81,270, all of which will be borne by SAAMCo or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of each Target Portfolio. Representatives of SAAMCo and its affiliates and other representatives of the Target Portfolios may also solicit proxies. Questions about the proposal should be directed to SAAMCo by telephone at (800) 858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of each Target Portfolio into the Balanced Strategy Portfolio and the solicitation of proxies by and on behalf of the Board of Directors for use at the Special Meeting. The Special Meeting will be held on Tuesday, June 7, 2011 at 10:00 a.m., Eastern time, at the offices of SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or at such later time as is made necessary by any postponement or adjournment.

As of April 15, 2011, the Fixed Income Strategy Portfolio had the following number of shares outstanding:

Share class	Number of Shares
A	552,959.05
B	238,228.64
C	525,635.91

Total	1,316,823.60

As of April 15, 2011, the Fixed Income and Equity Strategy Portfolio had the following number of shares outstanding:

Share class	Number of Shares
A	1,036,473.64
B	334,996.78
C	840,674.27

Total	2,212,144.69

Only shareholders of record on April 15, 2011 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by each Target Portfolio of the proposed Reorganization relating to such Portfolio will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Portfolio, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Portfolio, voting together as a single class. If the shareholders fail to approve the proposed Reorganization relating to their Target Portfolio, the Reorganization will not occur and the Board of Directors may consider other alternatives. The Board of Directors has fixed the close of business on April 15, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Target Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. Under Maryland law, other than procedural matters relating to the proposal to approve a Reorganization, no matter may be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Shareholders.

A majority of the outstanding shares of each Target Portfolio entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of the meeting or the persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Target Portfolio without further notice to permit further solicitation of Proxies. If a shareholder vote is called and a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Portfolio present in person or by proxy and entitled to vote at the session of the Special Meeting to be postponed or adjourned; if a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. Those proxies that are instructed to vote in favor of the applicable Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the applicable Reorganization, will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

Manner of Voting

Target Portfolio shareholders may vote by appearing in person at the Special Meeting, or may authorize proxies by returning the enclosed Proxy card or via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Corporation, or by voting in person at the Special Meeting.

By Mail. To authorize your proxies by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

By Telephone. There are two convenient methods to authorize your proxies by telephone. If available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call
(866) 721-1619 toll-free between 9:00 a.m. and 10:00 p.m., Eastern time, Monday through Friday if no confirmation is received or if your instructions have not been properly reflected.

By Internet. To authorize your proxies over the internet, please log on to the website listed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders authorizing their Proxies by telephone or over the internet need not return their Proxy card by mail.

A person submitting voting instructions by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing The Altman Group, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Target Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

May 5, 2011

Appendix A

Information About Underlying Funds

The Underlying Funds have been selected to represent a reasonable spectrum of investment options for each Portfolio. SAAMCo has based the target investment percentages listed for each Portfolio in the Combined Prospectus/Proxy Statement on the degree to which SAAMCo believes the Underlying Funds, in combination, to be appropriate for each Portfolio’s investment objective. The table below lists the Underlying Funds in which each Portfolio invested as of the date listed below. SAAMCo reserves the right to change these asset allocations from time to time and to invest in other funds not listed in the table below without notice to investors.

As of February 16, 2011, the Portfolios’ assets were allocated as follows:

	Balanced Strategy Portfolio	Fixed Income and Equity Strategy Portfolio	Fixed Income Strategy Portfolio
Focused Dividend Strategy Portfolio	12.05%	—	—
Focused Growth and Income Portfolio	7.06%	—	—
Focused Growth Portfolio	5.03%	4.79%	—
Focused Large-Cap Growth Portfolio	12.15%	4.99%	—
Focused Small-Cap Growth Portfolio	5.08%	—	—
Focused Small-Cap Value Portfolio	6.36%	—	—
Focused StarALPHA Portfolio	—	20.63%	—
Focused Value Portfolio	5.06%	—	—
GNMA Fund	17.22%	27.32%	45.75%
Strategic Bond Fund	3.52%	—	4.35%
SunAmerica Alternative Strategies Fund	14.87%	—	—
SunAmerica International Equity Fund	3.03%	—	—
SunAmerica Senior Floating Rate Fund, Inc.	—	—	3.97%
SunAmerica Value Fund	5.06%	4.92%
U.S. Government Securities Fund	3.52%	37.35%	45.93%

Total	100.00%	100.00%	100.00%

The following are explanations of terms used to describe certain of the Underlying Funds’ investment strategies:

A “Growth” Oriented Philosophy—that of investing in securities believed to offer the potential for long-term growth of capital—focuses on securities considered to have a historical record of above-average earnings growth rate; to have significant potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

A “Value” Oriented Philosophy is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market.

A Focused strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Focused Large-Cap Growth Portfolio, Focused Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and

Income Portfolio and Focused Technology Portfolio will generally hold between 30 to 50 securities, although an Adviser may, in its discretion, hold less than 30 securities. Each Adviser to the Focused StarALPHA Portfolio will generally invest in up to 10 securities and this Portfolio will generally hold 30 to 50 securities depending on the number of Advisers that it employs. The Focused Dividend Strategy Portfolio will generally hold up to 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage a Portfolio or a portion of a Portfolio’s assets. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

Market Capitalization represents the total market value of the outstanding securities of a corporation.

The following chart sets forth the principal investment strategies and techniques of the Underlying Funds in which the Portfolios currently intend to invest. SAAMCo may change the particular Underlying Funds from time to time:

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Techniques
Focused Large-Cap Growth Portfolio	Long-term Growth of Capital	Growth and Focus

•      Active trading of equity securities selected on the basis of growth criteria.

•      At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

Focused Small-Cap Growth Portfolio	Long-term Growth of Capital	Growth and Focus

•      Active trading of equity securities selected on the basis of growth criteria.

•      At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index.

Focused Growth Portfolio	Long-term Growth of Capital	Growth and Focus	• Active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.

Focused Small-Cap Value Portfolio	Long-term Growth of Capital	Value and Focus	• Active trading of equity securities selected on the basis of value criteria.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Techniques

•      At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index.

Focused Growth and Income Portfolio	Long-term Growth of Capital and Current Income	Growth, Value and Focus

•      Active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the advisers believe have elements of growth and value, issued by large-cap companies, including those that offer the potential for a reasonable level of current income.

•      Each adviser may emphasize either a growth orientation or a value orientation at any particular time.

Focused StarALPHA Portfolio	Total Return	Focus	• Active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.

Focused Technology Portfolio	Long-term growth of capital	Growth and Focus

•      Active trading of equity securities of companies that offer the potential for long-term growth of capital and that SAAMCo believes will benefit significantly from technological advances or improvements, without regard to market capitalization.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Techniques
• Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in such securities.

Focused Dividend Strategy Portfolio	Total Return (including Capital Appreciation and Current Income)	Value

•      Employs a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and broader market.

•      At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

SunAmerica Strategic Value Portfolio	Long-term Growth of Capital	Value

•      Employs a “buy and hold” strategy with securities selected annually from the Russell 3000 Value Index. The portfolio manager selects securities through extensive quantitative research, which includes the use of a multi-factor model that the portfolio manager employs to identify and rank companies within the Russell 3000 Value Index.

U.S. Government Securities Fund	High Current Income consistent with relative safety of capital	Fixed income investing

•      Active trading of U.S. government securities without regard to the maturities of such securities.

•      Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Techniques
GNMA Fund	Current Income, with Capital Appreciation as a secondary objective	Fixed income investing

•      Active trading of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association without regard to the maturities of such securities.

•      Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities.

•      The Fund may also invest in other types of U.S. government securities.

High Yield Bond Fund	High level of Total Return	Fixed income investing

•      Active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody’s and below BBB by Standard & Poor’s) without regard to the maturities of such securities and bank debt.

•      Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such below- investment grade bonds.

Strategic Bond Fund	High level of Total Return	Fixed income investing

•      Active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. government and agency obligations and mortgage-backed securities, without regard to the maturities of such securities.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Techniques
• Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in bonds.

SunAmerica Value Fund	Long-term Growth of Capital	Value	• Active trading of equity securities selected on the basis of value criteria, issued by companies of any market capitalization, that offer potential for long-term growth of capital.

SunAmerica International Equity Fund	Capital Appreciation	International

•      Active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the United States and selected without regard to market capitalization.

•      At least 80% of the Fund’s assets, plus any borrowing for investment purposes, will be invested in equity securities.

SunAmerica International Small-Cap Fund	Long-Term Capital Appreciation	International

•      Active trading of equity and equity-related securities of non-U.S. small-cap companies throughout the world, including emerging market countries.

•      Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such securities.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Techniques
SunAmerica Senior Floating Rate Fund, Inc.	High level of Current Income as is consistent with the Preservation of Capital	Investing in senior secured floating rate loans

•      Investing, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations.

•      The Fund may also purchase investment grade fixed income debt securities and money market instruments.

SunAmerica Alternative Strategies Fund	Long-term Total Return	Alternative Strategy

•      Actively managed quantitative investment process to provide commodity and hedge fund exposure, employing a managed futures strategy and by investing in U.S. Government securities and other fixed income securities.

Appendix B

Fundamental Investment Restrictions

Balanced Strategy Portfolio, Fixed Income Strategy Portfolio and Fixed Income and Equity Strategy Portfolio

The Corporation has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio’s outstanding shares. Such majority is defined as the vote of the lesser of: (i) 67% of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Under the following fundamental investment restrictions, no Portfolio may:

1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) or other investment companies.

2. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry, other than SunAmerica Mutual Funds. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

3. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

4. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

5. Make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its Portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

6. Borrow money, except that: (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes: (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets): and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Portfolio securities. This policy shall not prohibit a Portfolio’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

7. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its Portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

8. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of Portfolio securities of the Portfolio.

B-1

Appendix C

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [        ], 2011, by and between SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), on behalf of the Focused Balanced Strategy Portfolio (the “Acquiring Portfolio”), and the Corporation, on behalf of the [            ] (the “Target Portfolio,” and together with the Acquiring Portfolio, the “Portfolios”). Each of the Acquiring Portfolio and the Target Portfolio is designated as a legally separate series of the Corporation.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Portfolio in exchange for Class A, Class B, and Class C shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the assumption by the Acquiring Portfolio of the Assumed Liabilities (as defined in paragraph 1.3) of the Target Portfolio; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio; and (iv) the complete liquidation of the Target Portfolio, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Corporation is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Portfolio owns securities that are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, each of the Acquiring Portfolio and the Target Portfolio is treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Corporation, on behalf of the Acquiring Portfolio, is authorized to issue its shares of common stock;

WHEREAS, the Board of Directors of the Corporation has determined that the Reorganization is in the best interests of the Acquiring Portfolio and that the interests of the existing shareholders of the Acquiring Portfolio will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Corporation has determined that the Reorganization is in the best interests of the Target Portfolio, the interests of the existing shareholders of the Target Portfolio will not be diluted as a result of the Reorganization and the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Portfolio Shareholders (as defined in paragraph 1.5);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET PORTFOLIO IN EXCHANGE FOR ACQUIRING

PORTFOLIO SHARES AND THE ASSUMPTION OF THE TARGET PORTFOLIO’S LIABILITIES AND LIQUIDATION OF THE TARGET PORTFOLIO

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Corporation, on behalf of the Target Portfolio, agrees to convey, transfer and deliver the assets of the Target Portfolio described in paragraph 1.2 to the Acquiring Portfolio free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Corporation, on behalf of the Acquiring Portfolio, agrees: (a) to deliver to the Target Portfolio the number of full and fractional shares of each corresponding class of the Acquiring Portfolio, determined by dividing: (i) the aggregate value of the Target Portfolio’s assets, net of liabilities of the Target Portfolio, attributable to each share class of the Target Portfolio (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Portfolio Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Target Portfolio as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Portfolio correspond to the classes of shares of the Target Portfolio as follows: Class A shares of the Acquiring Portfolio correspond to Class A shares of the Target Portfolio; Class B shares of the Acquiring Portfolio correspond to Class B shares of the Target Portfolio; and Class C shares of the Acquiring Portfolio correspond to Class C shares of the Target Portfolio.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Portfolio to be acquired by the Acquiring Portfolio shall consist of all property owned by the Target Portfolio, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Portfolio, any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Portfolio’s rights under this Agreement (the “Assets”).

The Target Portfolio will, within 7 days prior to the Closing Date, furnish the Acquiring Portfolio with a list of the Target Portfolio’s portfolio securities and other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Portfolio will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Portfolio shall assume all liabilities of, allocated or attributable to, the Target Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set for in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by each Portfolio’s investment adviser (the “Adviser”) pursuant to Article IX (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, the Corporation, on behalf of each of the Acquiring Portfolio and the Target Portfolio, shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Portfolio will distribute in complete liquidation of the Target Portfolio, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Portfolio Shareholders”), all of the Acquiring Portfolio Shares received by the Target Portfolio. Upon completion of the distribution of all of the Acquiring Portfolio Shares in accordance with the prior sentence, the Target Portfolio will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Corporation of Acquiring Portfolio Shares credited to the account of the Target Portfolio to open accounts on the share records of the Acquiring Portfolio in the name of the Target Portfolio Shareholders, and representing the respective pro rata number of each class of Acquiring Portfolio Shares due Target Portfolio Shareholders holding the corresponding class of the Target Portfolio’s shares. All issued and outstanding shares of the Target Portfolio will, simultaneously with the liquidation, be redeemed and cancelled on the books of the Target Portfolio and will be null and void. The Corporation shall not issue certificates representing Acquiring Portfolio Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Target Portfolio shares on the books of the Corporation as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Portfolio, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Portfolio, or the Corporation on behalf of the Target Portfolio. The Corporation shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

1.9 TERMINATION. The Target Portfolio shall be terminated as a series of the Corporation promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Maryland and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Portfolio shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Target Portfolio, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Portfolio, shall be made available to the Acquiring Portfolio from and after the Closing Date at the Acquiring Portfolio’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY THE COMPANY. The Corporation shall take all actions expressed herein as being the obligations of the Corporation, as applicable, on behalf of the Acquiring Portfolio or the Target Portfolio.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Portfolio hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.3, using the Corporation’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Portfolio Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Corporation’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [             ], 2011, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Portfolio shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Portfolio. The Target Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Portfolio, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Portfolio as of the Closing Date for the account of the Acquiring Portfolio, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Portfolio’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Portfolio shall be transferred and delivered by the Target Portfolio as of the Closing Date for the account of the Acquiring Portfolio.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the business day immediately preceding the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Portfolio or the Target Portfolio are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Target Portfolio is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Portfolio shall instruct its transfer agent, SSB&T, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Portfolio Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Portfolio owned by each Target Portfolio Shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Portfolio Shares to be credited on the Closing Date to the Target Portfolio, or provide evidence reasonably satisfactory to the Target Portfolio that such Acquiring Portfolio Shares have been credited to the relevant Target Portfolio’s account on the books of the Acquiring Portfolio.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Portfolio is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Portfolio’s custodian of any of the Assets of the Target Portfolio for the reason that any of such Assets have not yet been delivered to it by the Target Portfolio’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Portfolio shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Portfolio or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE COMPANY AND THE TARGET PORTFOLIO. The Corporation, on behalf of the Target Portfolio, represents and warrants to the Acquiring Portfolio as follows:

(a) The Corporation is a corporation that is duly organized, validly existing and in good standing under laws of the State of Maryland. The Target Portfolio is a duly established, separate series of the Corporation. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Portfolio. The Corporation, on behalf of the Target Portfolio, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Portfolio.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Portfolio.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Corporation and the Target Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation and the Target Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Corporation with respect to itself and the Target Portfolio for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Portfolio’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Portfolio is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Corporation, on behalf of the Target Portfolio, will not result in the violation of Maryland law or any provision of the Corporation’s charter or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Corporation (with respect to the Target Portfolio) or the Target Portfolio is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Corporation, on behalf of the Target Portfolio, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation (with respect to the Target Portfolio) or the Target Portfolio is a party or by which it is bound.

(f) The Corporation, on behalf of the Target Portfolio, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Corporation’s knowledge threatened against the Target Portfolio or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Corporation or the Target Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Portfolio to carry out the transactions contemplated by this Agreement. The Target Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Portfolio as of October 31, 2010, the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Portfolio) fairly reflect in all material respects the financial condition and the results of operations of the Target Portfolio as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Portfolio whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Portfolio as reflected in the audited financial statements for the fiscal year ended October 31, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Portfolio shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Portfolio’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Portfolio (other than changes occurring in the ordinary course of business), or any incurrence by the Target Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Portfolio. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Portfolio due to declines in the value of the Target Portfolio’s Assets, the discharge of the Target Portfolio’s liabilities or the redemption of the Target Portfolio’s shares by a Target Portfolio’s Shareholders shall not constitute a material adverse change.

(j) Since October 31, 2010 there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Portfolio other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Portfolio granted by or on behalf of the Target Portfolio to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Portfolio; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Portfolio, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Portfolio for borrowed money or any commitment to borrow money by or on behalf of the Target Portfolio; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Portfolio other than a lien for taxes not yet due and payable. Since [                 ], 2011, there has not been: any amendment of the Corporation’s organizational documents in a manner materially affecting the Target Portfolio.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Portfolio required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Portfolio’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Corporation has authorized shares of common stock allocated to the Target Portfolio consisting of 100,000,000 shares having a par value of $0.0001 per share, of which it is authorized to issue 25,000,000 shares of each of Class A, Class B and Class C for the Target Portfolio. All issued and outstanding shares of common stock of the Target Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Portfolio will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Portfolio’s transfer agent as provided in paragraph 3.4. The Target Portfolio has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Portfolio shares and has no outstanding securities convertible into any Target Portfolio shares.

(m) At the Closing Date, the Corporation, on behalf of the Target Portfolio, will have good and marketable title to the Assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Portfolio has received notice and which have been taken into account in the net asset valuation of the Target Portfolio, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Portfolio will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Portfolio.

(n) Subject to the approval of this Agreement by the Target Portfolio Shareholders, the Corporation, on behalf of the Target Portfolio, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to the approval of this Agreement by the Target Portfolio Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Corporation. Subject to the approval of this Agreement by the Target Portfolio Shareholders, this Agreement constitutes a valid and binding obligation of the Corporation and the Target Portfolio, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Portfolio are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Portfolio for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Portfolio is a separate series of the Corporation that is treated as a corporation separate from any and all other series of the Corporation under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Portfolio has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryforward) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Portfolio will not have any tax liability under Section 852 or Section 4982.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Target Portfolio Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation, on behalf of the Target Portfolio, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Portfolio Shareholders as described in paragraph 4.1(r) is required for the consummation by the Corporation, on behalf of the Target Portfolio, of the transactions contemplated by this Agreement.

(r) The Target Portfolio has called a special meeting of the Target Portfolio Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ], 2011 (or such other date as the parties may agree to in writing).

(s) The approval of the Reorganization requires the affirmative vote of the shareholders of the Target Portfolio representing a majority of its outstanding voting securities (as defined in the 1940 Act ), voting together as a single class. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Portfolio present or represented by proxy at the meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Portfolio, voting together as a single class. Such vote is the only vote of shareholders necessary to approve this Agreement on behalf of the Target Portfolio.

4.2 REPRESENTATIONS OF THE COMPANY AND THE ACQUIRING PORTFOLIO. The Corporation, on behalf of the Acquiring Portfolio, represents and warrants to the Target Portfolio, as follows:

(a) The Corporation is corporation is organized under the laws of the State of Maryland. The Acquiring Portfolio is a duly established, separate series of the Corporation. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Portfolio. The Corporation, on behalf of the Acquiring Portfolio, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Portfolio.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Portfolio.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Corporation and the Acquiring Portfolio, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation and the Acquiring Portfolio, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Corporation and the Target Portfolio furnished to the Acquiring Portfolio by the Corporation or the Target Portfolio. From the effective date of the N-14 Registration Statement through the time of the meeting of the Target Portfolio Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to itself and the Acquiring Portfolio for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Portfolio’s current prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Portfolio is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Corporation, on behalf of the Acquiring Portfolio, will not result in the violation of Maryland law or any provision of the Corporation’s charter or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Corporation (with respect to the Acquiring Portfolio) or the Acquiring Portfolio is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Corporation, on behalf of the Acquiring Portfolio, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation (with respect to the Acquiring Portfolio) or the Acquiring Portfolio is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Corporation’s knowledge threatened against the Acquiring Portfolio or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Corporation or the Acquiring Portfolio’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Portfolio to carry out the transactions contemplated by this Agreement. The Acquiring Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Portfolio as of October 31, 2010, the most recent fiscal year ended, have been prepared in accordance with GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Target Portfolio) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Portfolio as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Portfolio whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Portfolio as reflected in the audited financial statements for the fiscal year ended October 31, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Portfolio shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Portfolio, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Portfolio. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the Acquiring Portfolio due to declines in the value of Acquiring Portfolio’s assets, the discharge of the Acquiring Portfolio’s liabilities or the redemption of Acquiring Portfolio shares by Acquiring Portfolio shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Portfolio’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Corporation has authorized shares of common stock allocated to the Acquiring Portfolio consisting of 100,000,000 shares having a par value of $0.0001 per share, of which it is authorized to issue 25,000,000 shares of each of Class A, Class B, Class C and Class I for the Acquiring Portfolio. All issued and outstanding shares of common stock of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Portfolio has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio’s shares and has no outstanding securities convertible into any of the Acquiring Portfolio’s shares.

(k) The Corporation, on behalf of the Acquiring Portfolio, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Corporation. This Agreement constitutes a valid and binding obligation of the Corporation and the Acquiring Portfolio, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Portfolio are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Portfolio Shares to be issued and delivered to the Target Portfolio for the account of the Target Portfolio Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Portfolio Shares will be duly and validly issued and will be fully paid and nonassessable.

(m) The information to be furnished by the Acquiring Portfolio for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Portfolio is a separate series of the Corporation that is treated as a corporation separate from any and all other series of the Corporation under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or for that year will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryforward) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Portfolio will have no tax liability under Section 852 or Section 4982.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation, on behalf of the Acquiring Portfolio, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Portfolio as described in paragraph 4.1(r) is required for the consummation by the Corporation, on behalf of the Acquiring Portfolio, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE COMPANY, THE ACQUIRING PORTFOLIO AND THE TARGET PORTFOLIO

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Portfolio and the Target Portfolio will operate its business in the ordinary course of business between the date of this

Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Portfolio will prepare and deliver to the Acquiring Portfolio on the second business day prior to the Closing Date a statement of the assets and liabilities of the Target Portfolio as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Target Portfolio are being correctly determined in accordance with the terms of this Agreement. The Target Portfolio will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Target Portfolio and (2) a list of the Target Portfolio’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Corporation.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Portfolio shall make available to the Corporation’s officers and agents, on behalf of the Acquiring Portfolio, all books and records of the Target Portfolio.

5.4 ADDITIONAL INFORMATION. The Corporation and the Target Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Target Portfolio’s shares.

5.5 CONTRACT TERMINATION. The Corporation, on behalf of the Target Portfolio, will terminate all agreements to which it is a party, on behalf of the Target Portfolio (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Corporation, on behalf of each of the Acquiring Portfolio and the Target Portfolio, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Corporation, on behalf of the Target Portfolio, covenants that it will, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Portfolio’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Corporation shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Target Portfolio for federal income tax purposes, as well as any capital loss carryforwards and items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Corporation.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Corporation shall furnish to the Acquiring Portfolio within five (5) business days after the Closing Date, an unaudited statement of the Target Portfolio’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Portfolio as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Corporation as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The Corporation, on behalf of the Acquiring Portfolio, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Portfolio Shares to be issued to the Target Portfolio Shareholders. The N-14 Registration Statement shall include a notice to Target Portfolio Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Target Portfolio Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Target Portfolio Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Portfolio any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Target Portfolio Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to the Corporation, will render an opinion on these matters. None of the Corporation, the Acquiring Portfolio nor the Target Portfolio shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Corporation, the Acquiring Portfolio and the Target Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to the Corporation, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11 REASONABLE BEST EFFORTS. The Corporation, the Acquiring Portfolio and the Target Portfolio shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Corporation, on behalf of the Acquiring Portfolio, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13 DISTRIBUTION. The Corporation, on behalf of the Target Portfolio, covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.14 PROXY. The Corporation, on behalf of the Target Portfolio, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE TARGET PORTFOLIO

The obligations of the Target Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corporation, on behalf of the Acquiring Portfolio, of all the obligations to be performed by the Corporation, on behalf of the Acquiring Portfolio, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Corporation, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Corporation shall have delivered to the Target Portfolio a certificate executed by the Corporation’s President or a Vice President and its Treasurer or Secretary, in form and substance satisfactory to the Target Portfolio and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Portfolio as the Target Portfolio shall reasonably request. The Target Portfolio shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Acquiring Portfolio, approving this Agreement and the transactions contemplated herein.

6.2 The Corporation shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation and the Target Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Corporation, on behalf of the Acquiring Portfolio, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Corporation, on behalf of the Acquiring Portfolio, under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Corporation, on behalf of the Acquiring Portfolio, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Corporation, on behalf of the Acquiring Portfolio, under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Corporation, on behalf of the Acquiring Portfolio, under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Corporation, on behalf of the Acquiring Portfolio, of the Agreement and the performance of its obligations under the Agreement do not conflict with the charter or the by-laws of the Corporation.

(e) Neither the execution, delivery nor performance by the Corporation, on behalf of the Acquiring Portfolio, of the Agreement nor the compliance by the Corporation, on behalf of the Acquiring Portfolio, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

6.3 The Corporation shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation and the Target Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Corporation is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Corporation of the Agreement nor the compliance by the Acquiring Portfolio with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Corporation, on behalf of the Acquiring Portfolio, or the enforceability of the Agreement against the Corporation and the Acquiring Portfolio.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Venable LLP as to matters of Maryland law.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Corporation, on behalf of the Target Portfolio, of all the obligations to be performed by the Corporation, on behalf of the Target Portfolio, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Corporation, on behalf of the Target Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Corporation shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed by the Corporation’s President or a Vice President and the Treasurer or Secretary, in form and substance satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to such effect and as to such other matters with respect to the Target Portfolio as the Acquiring Portfolio shall reasonably request. The Acquiring Portfolio shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Target Portfolio, approving this Agreement and the transactions contemplated herein.

7.2 The Target Portfolio shall have delivered to the Acquiring Portfolio (1) a statement as of the Closing Date of the Target Portfolio’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Portfolio’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Corporation.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Portfolio shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Portfolio Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Corporation shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation and the Acquiring Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Corporation, on behalf of the Target Portfolio, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Corporation, on behalf of the Target Portfolio, under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Corporation, on behalf of the Target Portfolio, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Corporation, on behalf of the Target Portfolio, under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Corporation, on behalf of the Target Portfolio, under the applicable laws of the State of Maryland and constitutes the valid and binding obligation of the Corporation, on behalf of the Target Portfolio, enforceable against the Target Portfolio in accordance with its terms under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Corporation, on behalf of the Target Portfolio, of the Agreement and the performance of the obligations under the Agreement do not conflict with the charter or the by-laws of the Corporation.

(e) Neither the execution, delivery nor performance by the Corporation, on behalf of the Target Portfolio, of the Agreement nor its compliance by the Corporation, on behalf of the Target Portfolio, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

7.5 The Corporation shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation and the Acquiring Portfolio, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Corporation is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Corporation of the Agreement nor the compliance by the Target Portfolio with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Corporation, on behalf of the Target Portfolio, or the enforceability of the Agreement against the Corporation and the Target Portfolio.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Venable LLP as to matters of Maryland law.

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Portfolio, or sales loads of the Target Portfolio nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE COMPANY, THE

ACQUIRING PORTFOLIO AND THE TARGET PORTFOLIO

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Corporation, the Acquiring Portfolio or the Target Portfolio, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Portfolio, the Acquiring Portfolio shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Target Portfolio:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Portfolio, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Portfolio in accordance with the provisions of the Corporation’s charter and by-laws, applicable Maryland law and the 1940

Act. Evidence of such approval shall have been delivered to the Acquiring Portfolio, in such form as shall be reasonably acceptable to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither Company, the Acquiring Portfolio nor the Target Portfolio may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Portfolio or the Target Portfolio, provided that any party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Corporation, with respect to the Acquiring Portfolio, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Portfolio shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Corporation, the Acquiring Portfolio or the Target Portfolio, or the Adviser, Directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Corporation shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to the Corporation, substantially to the effect that, based on certain facts, assumptions and representations of the parties, and upon certain certifications made by the Corporation, on behalf of the Target Portfolio and on behalf of the Acquiring Portfolio, and its respective authorized officers, for U.S. federal income tax purposes:

(a) the transfer to the Acquiring Portfolio of all of the Assets solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Assumed Liabilities of the Target Portfolio followed by the distribution by the Target Portfolio of Acquiring Portfolio Shares to the Target Portfolio Shareholders in complete liquidation of the Target Portfolio, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Portfolio and the Target Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of all of the Assets solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Assumed Liabilities of the Target Portfolio except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Portfolio, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Portfolio;

(c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Portfolio upon the transfer of the Assets to the Acquiring Portfolio solely in exchange for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Assumed Liabilities or upon the distribution of Acquiring

Portfolio Shares to the Target Portfolio Shareholders in exchange for such shareholders’ shares of the Target Portfolio in liquidation of the Target Portfolio except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Portfolio’s taxable year due to the Reorganization;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Portfolio Shareholders upon the exchange of their Target Portfolio shares solely for Acquiring Portfolio Shares in the Reorganization;

(e) under Section 358 of the Code, the aggregate basis of Acquiring Portfolio Shares received by the Target Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Portfolio shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Portfolio Shares to be received by the Target Portfolio Shareholder pursuant to the Reorganization will include the holding period of the Target Portfolio shares exchanged therefor, provided that the Target Portfolio Shareholder held the Target Portfolio shares as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Portfolio in the Reorganization will be the same in the hands of the Acquiring Portfolio as the basis of such Asset in the hands of to the Target Portfolio immediately prior to the transfer increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Portfolio upon the transfer; and

(h) under Section 1223(2) of the Code, the holding period of each of the Assets in the hands of the Acquiring Portfolio will include the holding period of each such Asset when held by the Target Portfolio (except to the extent that the investment activities of the Acquiring Portfolio reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Target Portfolio’s taxable year or on which gain was recognized on the transfer to the Acquiring Portfolio).

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the Corporation, on behalf of each of the Acquiring Portfolio and the Target Portfolio, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Corporation, on behalf of the Acquiring Portfolio or the Target Portfolio, may not waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser or its affiliates shall bear the direct and indirect expenses incurred by the Corporation, the Acquiring Portfolio and the Target Portfolio, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Corporation, on behalf of the Acquiring Portfolio and by the Corporation, on behalf of the Target Portfolio. In addition, the Corporation, on behalf of the Acquiring Portfolio, or the Corporation, on behalf of the Target Portfolio, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Corporation or the Board of Directors, or officers, to any other party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Corporation as specifically authorized by the Board of Directors; provided, however, that, following the meeting of the Target Portfolio Shareholders called by the Corporation, on behalf of the Target Portfolio, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to the Target Portfolio Shareholders under this Agreement to the detriment of the Target Portfolio Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Portfolio or the Target Portfolio, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: John Genoy, President, or to any other address that the Acquiring Portfolio or the Target Portfolio shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SUNAMERICA SERIES, INC., on behalf of its series,

FOCUSED [ ] PORTFOLIO

By:
Name:
Title:

SUNAMERICA SERIES, INC., on behalf of its series,

FOCUSED BALANCED STRATEGY PORTFOLIO

By:
Name:
Title:

SUNAMERICA SERIES, INC.

Focused Fixed Income Strategy Portfolio

Focused Fixed Income and Equity Strategy Portfolio

Focused Balanced Strategy Portfolio

PART B

STATEMENT OF ADDITIONAL INFORMATION

May 5, 2011

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of each of the Focused Fixed Income Strategy Portfolio (the “Fixed Income Strategy Portfolio”) and the Focused Fixed Income and Equity Strategy Portfolio (the “Fixed Income and Equity Strategy Portfolio,” and together with the Fixed Income Strategy Portfolio, the “Target Portfolios” and each, a “Target Portfolio”), each a series of SunAmerica Series, Inc. (the “Corporation”), into the Focused Balanced Strategy Portfolio (the “Balanced Strategy Portfolio”), a series of the Corporation.

This SAI contains information which may be of interest to shareholders of each Target Portfolio relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated May 5, 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve the transfer of the assets of the relevant Target Portfolio in exchange for the assumption of liabilities of the Target Portfolio and shares of the Balanced Strategy Portfolio. Each Target Portfolio will distribute the Balanced Strategy Portfolio shares it receives to its shareholders in complete liquidation of the Target Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Balanced Strategy Portfolio, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 or by calling (800) 858-8850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the Fixed Income Strategy Portfolio, the Fixed Income and Equity Strategy Portfolio and the Balanced Strategy Portfolio	B-2

Financial Statements	B-2

Pro Forma Financial Information	B-2

B-1

ADDITIONAL INFORMATION ABOUT

THE FIXED INCOME STRATEGY PORTFOLIO, THE FIXED INCOME AND EQUITY STRATEGY

PORTFOLIO

AND THE BALANCED STRATEGY PORTFOLIO

For the Fixed Income Strategy Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated March 1, 2011, as supplemented, as filed with the Securities and Exchange Commission.

For the Fixed Income and Equity Strategy Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated March 1, 2011, as supplemented, as filed with the Securities and Exchange Commission.

For the Balanced Strategy Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated March 1, 2011, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Balanced Strategy Portfolio for the fiscal year ended October 31, 2010, (ii) the Annual Report to Shareholders of the Fixed Income Strategy Portfolio for the fiscal year ended October 31, 2010, and (iii) the Annual Report to Shareholders of the Fixed Income and Equity Strategy Portfolio for the fiscal year ended October 31, 2010, each of which have been filed with the Securities and Exchange Commission (the “SEC”). Each of these reports contains historical financial information regarding the Portfolios. The financial statements and the report of independent accountants therein are incorporated herein by reference.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with each Portfolio’s annual reports dated October 31, 2010, each of which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the period ended October 31, 2010 is intended to present ratios and supplemental data as if the Reorganizations had been consummated at November 1, 2009. Each Reorganization is intended to consolidate the relevant Target Portfolio, advised by SunAmerica Asset Management Corp. (“SAAMCo”), with the Balanced Strategy Portfolio also advised by SAAMCo. The Balanced Strategy Portfolio, following completion of one or both of the Reorganizations, may be referred to as the “Combined Portfolio.” The Balanced Strategy Portfolio will be the accounting survivor of each Reorganization. Each Reorganization is a separate transaction and is not dependent on the approval of the other Reorganization. Thus, if shareholders of one Target Portfolio approve the Reorganization relating to their Portfolio, their Portfolio will be reorganized, even if shareholders of the other Target Portfolio do not approve the Reorganization relating to their Portfolio.

The Portfolios have the same servicing agent, custodian, transfer agent and distributor. Each of these service providers has entered into an agreement with the Corporation, on behalf of each Portfolio, which governs the provision of services to the Portfolios. Such agreements contain the same terms with respect to each Portfolio.

SAAMCo receives for its services to the relevant Portfolio monthly compensation at the annual rate of 0.10% of the average daily net assets of the Portfolio. SAAMCo is voluntarily waiving fees and/or reimbursing expenses for each of the Portfolios so that the total net expense ratios for Class A, Class B and Class C do not exceed 0.25%, 0.90% and 0.90%, respectively. For purposes of voluntary waivers and/or reimbursements, the net expense ratios reflect operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses (i.e., expenses incurred indirectly from investments in Underlying Funds).

As of October 31, 2010, the net assets of: (i) the Fixed Income Strategy Portfolio were $18,646,735; (ii) the Fixed Income and Equity Strategy Portfolio were $27,315,377; and (ii) the Balanced Strategy Portfolio were $199,203,267. The net assets of the Combined Portfolio as of October 31, 2010 would have been $245,161,201.

On a pro forma basis for the year ended October 31, 2010, the Reorganizations would have resulted in no change in the management fees paid by the Combined Portfolio, and a decrease in other operating expenses for the Combined Portfolio of $210,000, resulting in a $0.01 per share expense decrease.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

B-2

Securities held by the Combined Portfolio are expected to be sold following the Reorganizations, primarily for the purpose of rebalancing of the Combined Portfolio within the targeted asset allocation ranges for the Balanced Strategy Portfolio. While the portfolio manager of the Balanced Strategy Portfolio does not anticipate requesting the disposition of a portion of either Target Portfolio’s portfolio holdings (i.e., the Underlying Funds) before the closing of the applicable Reorganization, he does anticipate disposing of a substantial portion (approximately 92% as of March 31, 2011) of the Fixed Income Strategy Portfolio’s and a substantial portion (approximately 54% as of March 31, 2011) of the Fixed Income and Equity Strategy Portfolio’s portfolio holdings (i.e., the Underlying Funds) following the closing of the Reorganization. The extent of these anticipated sales is primarily due to the rebalancing of the Combined Portfolio within the targeted asset allocation ranges for the Balanced Strategy Portfolio. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Fixed Income Strategy Portfolio’s or the Fixed Income and Equity Strategy Portfolio’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Fixed Income Strategy Portfolio or the Fixed Income and Equity Strategy Portfolio, as the case may be, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the applicable Reorganization will be distributed, if required, to the Combined Portfolio’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, as of October 31, 2010 the Balanced Strategy Portfolio had approximately $78,943,523 of capital loss carryforwards, which may used be to offset any capital gains. As of October 31, 2010, the Fixed Income Strategy Portfolio had unused capital loss carryforwards of approximately $1,965,489, and the Fixed Income and Equity Strategy Portfolio had unused capital loss carryforwards of approximately $7,353,702.

The Balanced Strategy Portfolio will succeed to the capital loss carryforwards, if any, of each Target Portfolio, which will be subject to the limitations described below. Each of the Portfolios have capital loss carryforwards that, in the absence of the applicable Reorganization, would generally be available to offset their respective capital gains. As a result of each Reorganization, however, each Target Portfolio is expected to undergo an “ownership change” for tax purposes (because each Target Portfolio is smaller than the Balanced Strategy Portfolio), and, accordingly, its capital loss carryforwards and certain built-in losses, if any, will be subject to the loss limitation rules of the Code. The Code limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally, the product of the net asset value of the entity undergoing the ownership change and a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to an overall eight-year capital loss carryforward limit for losses generated in taxable years beginning before December 31, 2010, as measured from the date of recognition. The Balanced Strategy Portfolio’s capital loss carryforwards should not be limited by reason of the applicable Reorganization.

In addition, for five years beginning after the Closing Date of each Reorganization, the Combined Portfolio will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Portfolio with capital loss carryforwards and certain built-in losses attributable to another Portfolio. The Balanced Strategy Portfolio had capital loss carryforwards, as of its last fiscal year end October 31, 2010, of approximately $78,943,523. The Fixed Income Strategy Portfolio had capital loss carryforwards, as of its last fiscal year end October 31, 2010, of approximately $1,965,489. The Fixed Income and Equity Strategy Portfolio had capital loss carryforwards, as of its last fiscal year end October 31, 2010, of approximately $7,353,702. Each of the capital loss carryforwards will expire between 2016 and 2018. Capital loss carryforwards generated during taxable years beginning after 2010 will not be subject to expiration.

The Reorganizations are expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by either Target Portfolio or its shareholders as a result of the relevant Reorganization. The aggregate tax basis of the Balanced Strategy Portfolio shares received by the shareholders of the Target Portfolios will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs, other than any transaction costs relating to the sale of portfolio securities prior to or after the Reorganization as described above. As noted above, however, SAAMCo has estimated that there will not be any brokerage commission or other transaction costs associated with the portfolio repositioning. The total expenses incurred in connection with the Reorganizations are estimated to be approximately $290,125.

B-3